UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2014

Date of reporting period:	November 1, 2013 — April 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Semiannual report 4|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Semiannual report
4 | 30 | 14

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Financial statements	16

Shareholder meeting results	68

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Global stock markets continue to advance, albeit at a slower pace than in 2013, as the recovery in economies around the world progresses.

In the United States, recent improvements in the vital areas of employment, manufacturing, and consumer sales appear to have returned the economy to its upward trajectory. Likewise, capital spending by businesses — a key variable needed to support continued economic expansion — has risen. This strength, along with the leadership transition at the Federal Reserve, has fueled debate about future monetary policy.

In this environment, we believe Putnam’s commitment to active fundamental research and new ways of thinking can serve the best interests of investors. We are pleased to report that this commitment has played a positive role in investment performance. Barron’s has ranked Putnam second among 55 fund families based on total return across asset classes for the five years ending in December 2013.

We also believe that it is worthwhile to meet with your financial advisor periodically to discuss the range of strategies that Putnam offers. Your advisor can help you assess your individual needs, time horizon, and risk tolerance — crucial considerations as you work toward your investment goals.

Putnam Income Fund

A high-quality portfolio focused on total return

Since Putnam Income Fund's launch in 1954, the bond landscape has undergone a dramatic transformation, with a greater variety of fixed-income securities available for investment today than ever before. Amid this evolution, the fund's goal has remained constant: pursuing high current income and prudent risk management.

The fund's management team has an average of more than 20 years of industry experience.

Michael V. Salm
Portfolio Manager
Co-Head of Fixed Income

Brett S. Kozlowski, CFA
Portfolio Manager

Kevin F. Murphy
Portfolio Manager

The end of an era?

For more than 25 years, declining interest rates have driven bond prices higher. But with interest rates at historically low levels, any strategy that relies on this trend continuing could be risky.

10-year Treasury yield
Effective federal funds rate
12
10
8
6
4
2
0
'85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13

Source: Federal Reserve data as of 10/31/13. Past performance is not indicative of future results.

Putnam Income Fund pursues a wide range of investment opportunities

The fund's management team seeks to better balance the sources of risk and return in the portfolio by investing in sectors that aren't reliant on declining interest rates to drive returns, including sectors that lie outside the benchmark index.

Barclays U.S. Aggregate Bond Index
Putnam Income Fund
U.S. Treasuries/agency securities
40%
0%
Agency pass-through
29%
23%
Investment-grade corporate bonds
23%
24%
International Treasury/agency securities
3%
0%
Commercial MBS
2%
19%
Emerging-market bonds
2%
1%
Municipal bonds
1%
0%
Agency collateralized mortgage obligations
0%
22%
Cash and net other assets
0%
21%
Non-agency residential MBS
0%
6%
High-yield corporate bonds
0%
1%

Allocations are represented as a percentage of the fund's net assets as of 4/30/14. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced commitments. For more information on current fund holdings, see pages 17–47.

2 Income Fund
Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	Income Fund

Interview with your fund’s portfolio manager

Mike, what was the bond market environment like during the six months ended April 30, 2014?

Overall, it was a favorable environment for taking prepayment and credit risk, but there was occasional volatility. At its December policy meeting, the Federal Reserve surprised investors by announcing the first reduction in its bond-buying program somewhat earlier than the market was anticipating. The Fed agreed to lower its $85-billion-per-month pace of purchases by $10 billion beginning in January, citing improving labor-market conditions as its rationale. Bond yields spiked on the news, with the yield on the benchmark 10-year U.S. Treasury reaching 3.04% by the end of December.

In January, with the central bank beginning the process of reducing its bond-buying, lack-luster economic data, coupled with concern about emerging-market [EM] currencies, caused investors to assume a more risk-averse posture. Asset flows shifted toward the relative safety of U.S. Treasuries, pushing the yield on the 10-year note down to 2.67%, its lowest level since mid-November. By February, however, with EM stress abating, market participants were encouraged by the resiliency of U.S. stocks as well as lower Treasury yields. The bond markets were also buoyed by investors largely dismissing weak economic data as a function of severe weather affecting some of the country’s most

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/14. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Income Fund	5

densely populated regions, and by the fact that the crisis in Ukraine remained localized.

Interest rates rose slightly in March only to decline marginally again in April, as the Fed reiterated that it is likely to keep its target for short-term interest rates close to zero for a “considerable time” after its bond purchases end.

The fund outpaced its benchmark and the average return of its Lipper peer group by sizable margins at net asset value. What factors fueled this solid showing?

Our prepayment and mortgage credit strategies were the biggest contributors to relative performance. We implemented our prepayment strategies with securities such as interest-only and inverse interest-only collateralized mortgage obligations [CMOs]. Lower policy risk coupled with mortgage rates that remained at elevated levels versus the past couple of years reduced the likelihood that the mortgages underlying our CMO holdings would be refinanced. As a result, slower prepayment speeds bolstered the securities’ values. Additionally, positioning the fund for higher mortgage rates worked well, as rates rose steadily during the final months of 2013.

Within mortgage credit, our holdings of commercial mortgage-backed securities [CMBS] were the primary contributors. Within CMBS, adroit security selection in subordinated “mezzanine” bonds rated BBB/ Baa, which offered higher yields at what

Credit qualities are shown as a percentage of the fund’s net assets as of 4/30/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality will vary over time. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6	Income Fund

we believed were acceptable risks, helped the most. Mezzanine CMBS are lower in the capital structure of a package of securities backed by commercial mortgages, and provide a yield advantage over higher-rated bonds along with meaningful principal protection. Allocations to non-agency residential mortgage-backed securities [RMBS] and interest-only CMBS also modestly aided relative performance.

Elsewhere, our positions in corporate bonds provided a further boost to the fund’s return, as the asset class gained due to solid corporate fundamentals and consistent investor demand.

How was the fund positioned with respect to interest-rate sensitivity?

The fund was defensively positioned for a rising-rate environment, as its duration was shorter than that of the benchmark, particularly in the intermediate, 5- to 10-year portion of the Treasury yield curve. Rates in this portion of the curve are currently being dampened by Fed bond buying, and we believe they will begin to rise as the central bank continues to reduce its bond purchases. This positioning slightly detracted from performance versus the benchmark, as the negative effect of declining rates in January

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the use of different classifications of securities for presentation purposes. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating period payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund	7

and April more than offset positive results in other months.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve. We also employed interest-rate swaps and “swaptions” — which give us the option to enter into a swap contract — to hedge the interest-rate risk associated with our CMO holdings. Additionally, we used total return swaps as a hedging tool and to help manage the fund’s sector exposure, as well as credit default swaps to hedge the fund’s credit risk.

The fund increased its distribution rate during the period. What led to that decision?

The fund’s distribution rate per class A share was raised from $0.021 to $0.026 in December. The higher yields available on the securitized instruments we invested in enabled the fund to earn a greater amount of interest income, making this increase possible. Similar increases were made to other share classes.

What is your outlook for the coming months, and how are you positioning the fund?

In our view, Treasury yields, particularly in the intermediate part of the yield curve, are likely to move higher in 2014 as the U.S. economy continues to strengthen. However, we don’t believe rates are likely to rise so quickly that the shift will undermine economic growth.

In addition to weather, a significant inventory overhang was a factor in the weak economic readings we saw early this year, and we believe it will take some time for this surplus to work its way through the system. In 2013’s third quarter, gross domestic product [GDP] was much stronger than anticipated, and fourth-quarter 2013 GDP was firmer than originally forecast, leading manufacturers to expand their inventories. However, the weather-related slowdown in 2014’s first quarter, which contributed to an anemic 0.1% GDP, left manufacturers with excess inventory. Consequently, when growth picks up, the economy won’t immediately need production to sustain inventories, meaning it likely won’t get the cyclical boost it otherwise would if inventories were at a more normal level, in our view.

Looking at the Fed, bond investors have been willing to give the central bank leeway to pursue a fairly aggressive stimulus policy. But this leeway is heavily dependent on maintaining low inflation, particularly in the area of wages. Currently, the Fed believes the non-accelerating inflation rate of unemployment [NAIRU] — the rate to which unemployment can fall without triggering wage inflation — is between 5.2% and 5.6%. However, our research suggests that the NAIRU may be significantly higher than this, primarily because of various structural problems hampering the labor participation rate, particularly in the younger demographic. As the unemployment rate moves downward, if wage inflation develops earlier than the Fed is anticipating, the central bank may begin reducing its stimulus efforts faster than the markets are currently forecasting, which could lead to increased yield-curve volatility. In order to position the portfolio for this potential risk, we have underweight exposure relative to the benchmark on the 2- to 5-year portion of the yield curve, since that is the area of the curve that we believe would be most affected by adjustments in Fed policy. Additionally, we have continued to minimize overall interest-rate risk in the portfolio.

As for other aspects of portfolio positioning, we plan to maintain our diversified exposure to mortgage and corporate credit via allocations to mezzanine CMBS and investment-grade bonds, respectively. Concerning prepayment risk, we will continue to seek to capitalize on anticipated slower prepayment speeds through allocations to CMOs. Lastly,

8	Income Fund

liquidity risk premiums remain elevated in many parts of the non-agency RMBS market, which could provide a further boost to performance as this sector continues to normalize.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Michael, your fund’s portfolio managers are Brett S. Kozlowski, CFA, and Kevin F. Murphy.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2014, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.82%	7.74%	7.67%	7.67%	7.01%	7.01%	7.38%	7.32%	7.55%	7.91%	7.91%	7.91%

10 years	80.60	73.38	69.80	69.80	67.31	67.31	76.22	70.50	76.10	84.87	85.14	84.81
Annual average	6.09	5.66	5.44	5.44	5.28	5.28	5.83	5.48	5.82	6.34	6.35	6.33

5 years	72.86	65.94	66.25	64.25	66.21	66.21	70.64	65.09	70.42	74.80	75.06	74.75
Annual average	11.57	10.66	10.70	10.43	10.70	10.70	11.28	10.55	11.25	11.82	11.85	11.81

3 years	18.67	13.92	16.09	13.09	15.91	15.91	17.81	13.98	17.86	19.58	19.75	19.54
Annual average	5.87	4.44	5.10	4.19	5.04	5.04	5.62	4.46	5.63	6.14	6.19	6.13

1 year	3.50	–0.64	2.77	–2.19	2.63	1.64	3.36	0.00	3.31	3.66	3.80	3.67

6 months	4.38	0.20	4.03	–0.97	3.89	2.89	4.21	0.82	4.16	4.35	4.49	4.42

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects a conversion to class A shares after eight years.

10	Income Fund

Comparative index returns For periods ended 4/30/14

	Barclays U.S. Aggregate	Lipper Core Bond Funds
	Bond Index	category average*

Annual average (life of fund)	—†	—†

10 years	60.23%	54.61%
Annual average	4.83	4.41

5 years	26.88	35.69
Annual average	4.88	6.25

3 years	11.20	11.70
Annual average	3.60	3.75

1 year	–0.26	–0.15

6 months	1.74	2.08

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/14, there were 535, 521, 463, 397, and 283 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	6		6	6	6		6	6	6	6

Income	$0.180		$0.153	$0.154	$0.172		$0.173	$0.192	$0.192	$0.187

Capital gains	—		—	—	—		—	—	—	—

Total	$0.180		$0.153	$0.154	$0.172		$0.173	$0.192	$0.192	$0.187

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

10/31/13	$7.20	$7.50	$7.13	$7.15	$7.05	$7.29	$7.16	$7.29	$7.29	$7.29

4/30/14	7.33	7.64	7.26	7.27	7.17	7.41	7.28	7.41	7.42	7.42

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
Current yield	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value	value

Current dividend
rate [1]	4.26%	4.08%	3.47%	3.63%	4.18%	4.05%	4.12%	4.53%	4.53%	4.37%

Current 30-day
SEC yield [2]	N/A	2.90	2.28	2.28	N/A	2.69	2.77	3.30	3.36	3.28

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Income Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/14

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(7/2/12)	(7/2/12)	(6/16/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	7.81%	7.74%	7.66%	7.66%	7.00%	7.00%	7.37%	7.31%	7.54%	7.90%	7.90%	7.90%

10 years	74.19	67.22	64.21	64.21	61.80	61.80	69.88	64.36	69.84	78.58	78.84	78.55
Annual average	5.71	5.28	5.08	5.08	4.93	4.93	5.44	5.09	5.44	5.97	5.99	5.97

5 years	79.26	72.09	72.75	70.75	72.62	72.62	77.03	71.28	77.06	81.80	82.06	81.77
Annual average	12.38	11.47	11.55	11.29	11.54	11.54	12.10	11.36	12.11	12.70	12.73	12.69

3 years	19.50	14.72	16.75	13.75	16.87	16.87	18.47	14.62	18.51	20.38	20.56	20.36
Annual average	6.12	4.68	5.30	4.39	5.34	5.34	5.81	4.65	5.82	6.38	6.43	6.37

1 year	3.28	–0.85	2.55	–2.40	2.54	1.55	2.97	–0.37	2.94	3.58	3.72	3.61

6 months	4.91	0.71	4.58	–0.42	4.56	3.56	4.75	1.35	4.69	5.02	5.16	5.09

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 10/31/13	0.87%	1.62%	1.62%	1.12%	1.12%	0.58%	0.51%	0.62%

Annualized expense ratio for the
six-month period ended 4/30/14	0.87%	1.62%	1.62%	1.12%	1.12%	0.59%	0.52%	0.62%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

12	Income Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from November 1, 2013 to April 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.41	$8.20	$8.19	$5.67	$5.67	$2.99	$2.64	$3.14

Ending value (after expenses)	$1,043.80	$1,040.30	$1,038.90	$1,042.10	$1,041.60	$1,043.50	$1,044.90	$1,044.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended April 30, 2014, use the following calculation method. To find the value of your investment on November 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$4.36	$8.10	$8.10	$5.61	$5.61	$2.96	$2.61	$3.11

Ending value (after expenses)	$1,020.48	$1,016.76	$1,016.76	$1,019.24	$1,019.24	$1,021.87	$1,022.22	$1,021.72

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/14. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Income Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain employer-sponsored retirement plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to certain employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

14	Income Fund

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2014, Putnam employees had approximately $458,000,000 and the Trustees had approximately $110,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Income Fund	15

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16	Income Fund

The fund’s portfolio 4/30/14 (Unaudited)

MORTGAGE-BACKED SECURITIES (44.0%)*	Principal amount	Value

Agency collateralized mortgage obligations (19.5%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3182, Class SP, 27.991s, 2032	$142,834	$215,010
IFB Ser. 3408, Class EK, 25.181s, 2037	1,577,306	2,291,970
IFB Ser. 2976, Class LC, 23.862s, 2035	186,923	273,556
IFB Ser. 2979, Class AS, 23.715s, 2034	69,677	89,186
IFB Ser. 3072, Class SB, 23.092s, 2035	624,944	886,989
IFB Ser. 3249, Class PS, 21.773s, 2036	509,504	695,582
IFB Ser. 3065, Class DC, 19.403s, 2035	850,351	1,208,256
IFB Ser. 2990, Class LB, 16.557s, 2034	922,101	1,207,518
IFB Ser. 4105, Class HS, IO, 6.448s, 2042	5,021,099	1,257,585
IFB Ser. 3861, Class PS, IO, 6.448s, 2037	4,117,283	594,289
IFB Ser. 4105, Class LS, IO, 5.998s, 2041	5,196,084	941,478
IFB Ser. 4245, Class AS, IO, 5.848s, 2043	13,428,141	3,021,359
IFB Ser. 271, Class S5, IO, 5.848s, 2042	12,363,320	2,706,578
IFB Ser. 3852, Class NT, 5.848s, 2041	3,256,829	3,234,845
IFB Ser. 14-326, Class S2, IO, 5.798s, 2044	27,181,593	6,407,501
IFB Ser. 310, Class S4, IO, 5.798s, 2043	3,773,758	947,138
IFB Ser. 311, Class S1, IO, 5.798s, 2043	21,267,945	4,536,942
IFB Ser. 14-327, Class S8, IO, 5.768s, 2044	14,420,964	3,163,960
IFB Ser. 314, Class AS, IO, 5.738s, 2043	8,891,109	1,952,248
Ser. 3632, Class CI, IO, 5s, 2038	151,816	14,236
Ser. 3626, Class DI, IO, 5s, 2037	35,604	579
Ser. 4132, Class IP, IO, 4 1/2s, 2042	15,623,701	2,815,639
Ser. 4122, Class TI, IO, 4 1/2s, 2042	5,703,812	1,258,261
Ser. 4018, Class DI, IO, 4 1/2s, 2041	6,546,189	1,233,433
Ser. 3707, Class PI, IO, 4 1/2s, 2025	4,053,880	388,483
Ser. 4116, Class MI, IO, 4s, 2042	12,943,361	2,602,775
Ser. 13-303, Class C19, IO, 3 1/2s, 2043	8,381,678	1,980,101
Ser. 304, Class C22, IO, 3 1/2s, 2042	9,460,329	2,211,352
Ser. 4122, Class AI, IO, 3 1/2s, 2042	10,865,068	1,724,797
Ser. 4141, Class PI, IO, 3s, 2042	11,277,398	1,556,732
Ser. 4158, Class TI, IO, 3s, 2042	28,797,774	3,976,685
Ser. 4165, Class TI, IO, 3s, 2042	32,860,960	4,495,379
Ser. 4176, Class DI, IO, 3s, 2042	30,946,097	4,216,406
Ser. 4171, Class NI, IO, 3s, 2042	17,878,607	2,424,339
Ser. 4183, Class MI, IO, 3s, 2042	10,226,082	1,396,883
Ser. 13-4206, Class IP, IO, 3s, 2041	12,924,346	1,803,980
Ser. 13-4176, Class IA, IO, 2 1/2s, 2028	19,043,223	2,192,065
Ser. T-56, Class A, IO, 0.524s, 2043	11,178,595	190,822
Ser. T-56, Class 1, IO, zero %, 2043	13,257,573	1,036
Ser. T-56, Class 2, IO, zero %, 2043	4,885,837	15,268
Ser. T-56, Class 3, IO, zero %, 2043	3,978,272	311
Ser. 3835, Class FO, PO, zero %, 2041	11,246,419	9,392,335
Ser. 3369, Class BO, PO, zero %, 2037	27,463	24,222
Ser. 3391, PO, zero %, 2037	271,019	226,485
Ser. 3300, PO, zero %, 2037	426,020	378,159

Income Fund	17

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corp.
Ser. 3206, Class EO, PO, zero %, 2036	$21,544	$18,957
Ser. 3175, Class MO, PO, zero %, 2036	72,370	62,733
Ser. 3210, PO, zero %, 2036	81,022	73,268
FRB Ser. 3117, Class AF, zero %, 2036	18,953	16,465
FRB Ser. 3326, Class WF, zero %, 2035	18,817	16,088
FRB Ser. 3036, Class AS, zero %, 2035	6,600	6,536

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.986s, 2036	895,791	1,679,271
IFB Ser. 06-8, Class HP, 24.008s, 2036	724,579	1,113,482
IFB Ser. 05-45, Class DA, 23.862s, 2035	1,418,602	2,116,091
IFB Ser. 05-122, Class SE, 22.567s, 2035	1,465,078	2,101,637
IFB Ser. 05-75, Class GS, 19.793s, 2035	445,010	592,969
IFB Ser. 05-106, Class JC, 19.652s, 2035	785,230	1,147,606
IFB Ser. 05-83, Class QP, 16.998s, 2034	162,960	210,048
IFB Ser. 11-4, Class CS, 12.595s, 2040	1,771,766	2,087,319
IFB Ser. 13-19, Class DS, IO, 6.048s, 2041	8,880,477	1,611,321
Ser. 06-10, Class GC, 6s, 2034	4,777,081	4,920,393
Ser. 12-134, Class SA, IO, 5.998s, 2042	6,261,822	1,460,162
IFB Ser. 13-59, Class SC, IO, 5.998s, 2043	12,633,922	2,846,581
IFB Ser. 13-13, Class SA, IO, 5.998s, 2043	13,888,208	3,488,023
IFB Ser. 12-128, Class ST, IO, 5.998s, 2042	6,669,753	1,512,433
IFB Ser. 13-128, Class SA, IO, 5.848s, 2043	10,891,540	2,426,308
Ser. 13-98, Class SA, IO, 5.798s, 2043	8,278,332	1,787,292
IFB Ser. 13-101, Class AS, IO, 5.798s, 2043	21,948,401	5,015,649
IFB Ser. 13-103, Class SK, IO, 5.768s, 2043	5,018,897	1,160,850
Ser. 13-101, Class SE, IO, 5.748s, 2043	11,819,595	2,971,564
IFB Ser. 13-136, Class SB, IO, 5.748s, 2044	29,053,918	5,925,837
IFB Ser. 13-102, Class SH, IO, 5.748s, 2043	12,185,383	2,655,195
Ser. 418, Class C24, IO, 4s, 2043	8,524,383	2,004,562
Ser. 12-124, Class UI, IO, 4s, 2042	24,724,233	4,734,691
Ser. 12-40, Class MI, IO, 4s, 2041	12,711,469	2,197,360
Ser. 12-22, Class CI, IO, 4s, 2041	14,143,129	2,558,942
Ser. 418, Class C15, IO, 3 1/2s, 2043	17,684,986	4,049,586
Ser. 13-55, Class IK, IO, 3s, 2043	8,946,205	1,281,812
Ser. 12-144, Class KI, IO, 3s, 2042	21,214,882	3,023,757
Ser. 13-35, Class IP, IO, 3s, 2042	10,275,354	1,169,624
Ser. 13-55, Class PI, IO, 3s, 2042	17,283,455	2,189,295
Ser. 13-67, Class IP, IO, 3s, 2042	21,428,841	2,661,033
Ser. 13-30, Class IP, IO, 3s, 2041	9,018,136	926,613
Ser. 13-23, Class LI, IO, 3s, 2041	10,540,123	1,134,539
Ser. 03-W10, Class 1, IO, 1.092s, 2043	7,904,501	230,033
Ser. 01-50, Class B1, IO, 0.419s, 2041	774,425	10,406
Ser. 2002-W6, Class 1AIO, 0.154s, 2042	978,609	2,141
Ser. 2005-W4, Class 1AIO, 0.092s, 2035	225,601	635
Ser. 03-34, Class P1, PO, zero %, 2043	219,011	190,539
Ser. 07-64, Class LO, PO, zero %, 2037	107,215	94,250
Ser. 07-14, Class KO, PO, zero %, 2037	314,476	271,153

18	Income Fund

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 06-125, Class OX, PO, zero %, 2037	$40,310	$36,195
Ser. 06-84, Class OT, PO, zero %, 2036	33,105	29,246
Ser. 06-46, Class OC, PO, zero %, 2036	29,554	25,732

Government National Mortgage Association
IFB Ser. 11-72, Class SE, 7.208s, 2041	9,422,000	9,139,547
IFB Ser. 12-26, Class SP, IO, 6.498s, 2042	9,461,221	2,234,173
IFB Ser. 11-56, Class SI, IO, 6.498s, 2041	34,066,490	6,115,999
IFB Ser. 10-56, Class SC, IO, 6.348s, 2040	3,556,065	671,527
IFB Ser. 11-56, Class MI, IO, 6.298s, 2041	5,274,291	1,202,486
IFB Ser. 13-113, Class SL, IO, 6.078s, 2042	4,956,316	862,902
IFB Ser. 13-124, Class SC, IO, 6.048s, 2041	5,732,745	938,737
IFB Ser. 13-129, Class SN, IO, 5.998s, 2043	6,541,014	1,116,813
IFB Ser. 13-152, Class SG, IO, 5.998s, 2043	12,514,624	2,158,600
IFB Ser. 10-20, Class SC, IO, 5.998s, 2040	7,126,792	1,293,156
Ser. 13-149, Class MS, IO, 5.948s, 2039	10,713,349	1,707,386
IFB Ser. 14-32, Class CS, IO, 5.948s, 2044	6,173,454	1,342,726
IFB Ser. 11-146, Class AS, IO, 5.948s, 2041	7,271,006	1,484,876
IFB Ser. 11-128, Class TS, IO, 5.898s, 2041	23,951,396	4,804,650
IFB Ser. 10-151, Class SA, IO, 5.898s, 2040	4,267,802	770,552
IFB Ser. 11-70, Class SM, IO, 5.738s, 2041	5,789,000	1,392,833
Ser. 14-25, Class QI, IO, 5s, 2044	12,708,173	2,999,256
Ser. 13-3, Class IT, IO, 5s, 2043	8,195,453	1,748,899
Ser. 11-116, Class IB, IO, 5s, 2040	8,772,874	762,136
Ser. 13-16, Class IB, IO, 5s, 2040	15,799,159	1,620,624
Ser. 10-35, Class UI, IO, 5s, 2040	9,596,634	2,239,280
Ser. 10-9, Class UI, IO, 5s, 2040	64,305,144	14,790,546
Ser. 09-121, Class UI, IO, 5s, 2039	18,796,416	4,439,902
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	8,165,390	1,934,054
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	8,689,239	1,750,924
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	8,127,934	1,865,281
Ser. 11-116, Class IA, IO, 4 1/2s, 2039	7,603,476	1,157,477
Ser. 14-2, Class IL, IO, 4s, 2044	14,056,151	3,235,111
Ser. 12-56, Class IB, IO, 4s, 2042	16,462,955	3,811,281
Ser. 14-4, Class IK, IO, 4s, 2039	14,522,812	2,489,646
Ser. 13-100, Class MI, IO, 3 1/2s, 2043	10,752,262	1,536,713
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	9,362,835	1,509,195
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	11,259,035	1,962,900
Ser. 12-136, Class IO, IO, 3 1/2s, 2042	27,337,687	6,718,783
Ser. 12-71, Class AI, IO, 3 1/2s, 2042	20,839,522	2,685,798
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	10,929,352	1,720,717
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	10,123,403	1,551,918
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	8,410,262	1,491,055
Ser. 13-53, Class PI, IO, 3s, 2041	15,042,935	2,089,915
Ser. 13-23, Class IK, IO, 3s, 2037	3,850,552	687,169
Ser. 14-46, Class KI, IO, 3s, 2036	9,840,221	1,516,575
Ser. 14-44, Class IC, IO, 3s, 2028	24,538,032	2,981,739
IFB Ser. 11-70, Class YI, IO, 0.15s, 2040	15,722,313	86,630

Income Fund	19

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-151, Class KO, PO, zero %, 2037	$694,161	$594,605
Ser. 06-36, Class OD, PO, zero %, 2036	40,069	35,124

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A,
IO, 6.1s, 2028	352,313	45,801

269,294,992
Commercial mortgage-backed securities (18.5%)
Banc of America Commercial Mortgage Trust
Ser. 06-6, Class AJ, 5.421s, 2045	6,654,000	6,778,243
FRB Ser. 05-5, Class B, 5.393s, 2045	6,500,000	6,786,000
FRB Ser. 05-1, Class A4, 5.347s, 2042	1,070,760	1,080,815
Ser. 04-4, Class D, 5.073s, 2042	994,000	1,030,033
Ser. 07-1, Class XW, IO, 0.494s, 2049	7,726,894	63,569

Banc of America Commercial Mortgage Trust 144A Ser. 07-5,
Class XW, IO, 0.531s, 2051	16,382,657	164,056

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-5, Class F, 5.655s, 2041	1,612,000	1,638,195
Ser. 04-4, Class XC, IO, 0.932s, 2042	8,846,049	20,850
Ser. 04-5, Class XC, IO, 0.865s, 2041	29,308,919	74,767
Ser. 02-PB2, Class XC, IO, 0.416s, 2035	5,286,476	2,664
Ser. 05-1, Class XW, IO, 0.037s, 2042	218,705,126	16,403

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 05-T18, Class D, 5.134s, 2042	2,192,000	2,260,500
Ser. 04-PR3I, Class X1, IO, 0.81s, 2041	1,357,581	3,902

Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 06-PW11, Class B, 5.607s, 2039	1,881,000	1,911,096
Ser. 06-PW14, Class X1, IO, 0.832s, 2038	15,832,388	243,502

CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.744s, 2047	1,108,000	1,204,285
FRB Ser. 11-C2, Class E, 5.744s, 2047	1,535,000	1,551,593

Citigroup Commercial Mortgage Trust 144A
FRB Ser. 12-GC8, Class D, 5.04s, 2045	7,098,000	6,986,561
Ser. 06-C5, Class XC, IO, 0.735s, 2049	111,362,733	1,447,716

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XC, IO, 0.56s, 2049	142,921,879	1,071,914
Ser. 07-CD4, Class XW, IO, 0.56s, 2049	45,071,080	383,104

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	3,377,000	3,564,086
FRB Ser. 13-CR11, Class AM, 4.715s, 2046	1,308,000	1,399,560
Ser. 12-CR1, Class XA, IO, 2.398s, 2045	25,971,597	3,046,858
Ser. 12-CR3, Class XA, IO, 2.349s, 2045	53,578,676	6,553,637
Ser. 14-UBS2, Class XA, IO, 1.609s, 2047	24,438,001	2,324,028

COMM Mortgage Trust 144A
FRB Ser. 12-CR3, Class E, 4.927s, 2045	2,781,285	2,653,680
FRB Ser. 13-CR8, Class AM, 3.965s, 2046	2,166,000	2,200,288
FRB Ser. 07-C9, Class AJFL, 0.84s, 2049	1,343,000	1,212,998
Ser. 06-C8, Class XS, IO, 0.706s, 2046	49,955,672	611,238

20 Income Fund

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust 144A Ser. 07-C2,
Class AX, IO, 0.226s, 2049	$83,890,422	$429,282

Credit Suisse First Boston Mortgage Securities Corp.
Ser. 05-C5, Class C, 5.1s, 2038	1,487,000	1,525,403
Ser. 03-CPN1, Class E, 4.891s, 2035	1,528,000	1,528,000

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	1,676,677	1,844,344
Ser. 03-C3, Class AX, IO, 1.74s, 2038	2,373,445	100
Ser. 02-CP3, Class AX, IO, 1.471s, 2035	1,522,417	20,079

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	9,249,833	9,278,739

DLJ Commercial Mortgage Corp. 144A FRB Ser. 98-CG1,
Class B4, 7.397s, 2031	47,698	47,648

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	974,910	8,376

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.902s, 2032 F	174,544	122,142

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class B,
4.846s, 2048	3,997,000	4,091,409

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C3, Class XC, IO, 0.283s, 2045	243,901,953	458,284
Ser. 07-C1, Class XC, IO, 0.16s, 2049	121,750,721	784,075

GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 97-C1, Class X, IO, 1.451s, 2029	2,138,302	50,338
Ser. 05-C1, Class X1, IO, 0.766s, 2043	28,987,858	132,764

Greenwich Capital Commercial Funding Corp. FRB Ser. 05-GG3,
Class B, 4.894s, 2042	1,894,000	1,930,554

GS Mortgage Securities Trust
FRB Ser. 04-GG2, Class D, 5.946s, 2038	1,628,000	1,639,193
Ser. 06-GG6, Class A2, 5.506s, 2038	36,668	36,737
Ser. 05-GG4, Class B, 4.841s, 2039	3,246,000	3,271,319
Ser. 13-GC10, Class XA, IO, 1.902s, 2046	58,273,773	6,151,962

GS Mortgage Securities Trust 144A
Ser. 98-C1, Class F, 6s, 2030	72,622	72,622
FRB Ser. 11-GC3, Class E, 5s, 2044	1,692,000	1,563,778
FRB Ser. GC10, Class D, 4.562s, 2046	3,433,000	3,123,687
Ser. 06-GG6, Class XC, IO, 0.16s, 2038	76,814,934	60,991

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.282s, 2051	3,663,000	3,889,740
FRB Ser. 07-LD12, Class A3, 6.135s, 2051	10,579,320	10,610,846
FRB Ser. 06-LDP7, Class B, 6.025s, 2045	3,516,000	3,145,672
FRB Ser. 07-LD11, Class A2, 5.974s, 2049	760,237	763,323
FRB Ser. 04-CB9, Class B, 5.964s, 2041	2,411,000	2,447,647
FRB Ser. 06-LDP6, Class B, 5.688s, 2043	2,815,000	2,815,000
Ser. 06-LDP8, Class B, 5.52s, 2045	1,306,000	1,330,161
Ser. 04-LN2, Class A2, 5.115s, 2041	1,362,610	1,372,352
FRB Ser. 04-CBX, Class B, 5.021s, 2037	1,143,000	1,153,725
FRB Ser. 13-C10, Class D, 4.299s, 2047	1,702,000	1,544,790
Ser. 13-C16, Class XA, IO, 1.545s, 2046	24,291,036	1,797,537
Ser. 06-LDP8, Class X, IO, 0.727s, 2045	48,618,384	546,957
Ser. 07-LDPX, Class X, IO, 0.494s, 2049	60,506,987	537,302

Income Fund	21

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 10-C1, Class D, 6.522s, 2043	$3,439,000	$3,882,074
FRB Ser. 07-CB20, Class C, 6.382s, 2051	1,556,000	1,460,041
FRB Ser. 11-C3, Class E, 5.728s, 2046	1,416,000	1,497,946
FRB Ser. 11-C3, Class F, 5.728s, 2046	1,441,000	1,440,781
FRB Ser. 01-C1, Class H, 5.626s, 2035	1,296,973	1,315,390
FRB Ser. 12-C8, Class D, 4.823s, 2045	8,379,000	8,407,654
FRB Ser. 12-C8, Class E, 4.823s, 2045	1,452,000	1,405,726
FRB Ser. 12-LC9, Class E, 4.574s, 2047	272,000	256,786
FRB Ser. 12_LC9, Class D, 4.574s, 2047	3,277,000	3,216,797
FRB Ser. 13-C10, Class E, 3 1/2s, 2047	3,043,000	2,252,733
FRB Ser. 13-LC11, Class E, 3 1/4s, 2046	2,038,000	1,461,654
Ser. 05-CB12, Class X1, IO, 0.493s, 2037	25,348,967	88,113
Ser. 06-LDP6, Class X1, IO, 0.249s, 2043	47,697,653	117,336

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	75,406	75,594
Ser. 99-C1, Class G, 6.41s, 2031	851,777	881,456
Ser. 98-C4, Class G, 5.6s, 2035	56,990	57,594
Ser. 98-C4, Class H, 5.6s, 2035	808,000	846,891

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C6, Class C, 5.482s, 2039	1,808,000	1,767,320
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	3,913,000	4,195,350
Ser. 06-C7, Class A2, 5.3s, 2038	2,170,479	2,243,710
Ser. 07-C2, Class XW, IO, 0.738s, 2040	5,847,654	88,721

LB-UBS Commercial Mortgage Trust 144A
FRB Ser. 04-C1, Class G, 5.077s, 2036	7,400,000	7,118,304
FRB Ser. 04-C7, Class G, 5.032s, 2036	2,082,000	2,126,763
Ser. 06-C7, Class XCL, IO, 0.85s, 2038	61,606,777	903,771
Ser. 06-C7, Class XW, IO, 0.85s, 2038	36,868,205	547,124
Ser. 05-C5, Class XCL, IO, 0.604s, 2040	70,048,574	481,584
Ser. 05-C2, Class XCL, IO, 0.494s, 2040	136,590,754	284,655
Ser. 05-C7, Class XCL, IO, 0.369s, 2040	114,628,687	325,202
Ser. 07-C2, Class XCL, IO, 0.172s, 2040	129,527,916	1,971,544

Merrill Lynch Mortgage Investors Trust Ser. 96-C2, Class JS, IO,
2.37s, 2028	24,376	2

Merrill Lynch Mortgage Trust
FRB Ser. 08-C1, Class AJ, 6.47s, 2051	1,828,000	1,996,907
FRB Ser. 07-C1, Class A3, 6.032s, 2050	726,141	745,109
FRB Ser. 05-CKI1, Class B, 5.457s, 2037	10,872,000	11,263,392

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.11s, 2039	10,380,795	16,807
Ser. 05-MCP1, Class XC, IO, 0.764s, 2043	33,827,591	164,098

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 8.914s, 2037	256,861	9,247
Ser. 05-C3, Class X, IO, 6.524s, 2044	1,564,110	95,098
Ser. 06-C4, Class X, IO, 6.48s, 2045	4,712,980	403,902

22 Income Fund

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
ML-CFC Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.239s, 2049	$958,000	$968,778
FRB Ser. 06-4, Class A2FL, 0.273s, 2049	477,514	476,320

Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 13-C10, Class D, 4.218s, 2046	1,359,000	1,173,211

Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2, 5.777s, 2049 F	745,249	746,102
FRB Ser. 07-HQ12, Class A2FX, 5.777s, 2049	3,390,186	3,441,378
Ser. 07-IQ14, Class A2, 5.61s, 2049	592,591	599,393

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.356s, 2049	1,339,000	1,348,895

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	411,660	411,681

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,614,940	403,735

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class D, 5.123s, 2049	3,091,000	2,978,951
Ser. 12-C4, Class XA, IO, 2.021s, 2045	23,720,315	2,636,394

Wachovia Bank Commercial Mortgage Trust
Ser. 06-C24, Class AJ, 5.658s, 2045	2,499,000	2,502,749
Ser. 05-C17, Class D, 5.396s, 2042	6,740,000	6,908,500
Ser. 06-C29, IO, 0.53s, 2048	172,498,577	1,642,186
Ser. 07-C34, IO, 0.494s, 2046	16,124,721	195,109

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-C17, Class E, 5.592s, 2042	1,154,000	1,179,965
FRB Ser. 05-C21, Class E, 5.414s, 2044	3,212,000	3,234,805
Ser. 05-C18, Class XC, IO, 0.483s, 2042	21,742,889	55,879
Ser. 06-C26, Class XC, IO, 0.189s, 2045	10,886,993	18,072

WF-RBS Commercial Mortgage Trust Ser. 13-C14, Class XA, IO,
1.062s, 2046	63,885,241	3,722,593

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.647s, 2044	4,834,438	5,019,114
FRB Ser. 11-C4, Class E, 5.415s, 2044	3,212,768	3,258,003
FRB Ser. 13-C17, Class D, 5.298s, 2046	1,665,000	1,566,141
FRB Ser. 12-C7, Class D, 5.002s, 2045	4,482,000	4,594,677
FRB Ser. 12-C7, Class E, 5.002s, 2045	1,985,533	1,932,792
FRB Ser. 12-C10, Class D, 4.608s, 2045	1,804,000	1,672,802
Ser. 14-C19, Class D, 4.234s, 2047	1,781,000	1,560,787
Ser. 13-C12, Class XA, IO, 1.653s, 2048	58,583,907	5,167,804
Ser. 13-C11, Class XA, IO, 1.647s, 2045	25,775,669	2,083,576

255,326,587
Residential mortgage-backed securities (non-agency) (6.0%)

BCAP, LLC Trust 144A FRB Ser. 10-RR1, Class 3A3, 5.21s, 2035	2,013,000	1,996,695

Bear Stearns Alt-A Trust FRB Ser. 04-6, Class M1, 0.977s, 2034	6,225,650	5,305,499

Citigroup Mortgage Loan Trust, Inc. Ser. 2005-WF2, Class AF4,
4.964s, 2035	584,444	587,366

Citigroup Mortgage Loan Trust, Inc. 144a Ser. 10-8, Class 1A2,
5 1/2s, 2036	1,300,000	1,297,010

Countrywide Asset Backed Certificates FRB Ser. 05-AB1,
Class A3, 0.752s, 2035	3,411,563	3,269,983

Income Fund	23

MORTGAGE-BACKED SECURITIES (44.0%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023
(In default) †	$134,710	$13

JPMorgan Resecuritization Trust 144A Ser. 14-1, Class 9A3,
0.444s, 2035	2,911,774	2,810,444

MortgageIT Trust FRB Ser. 05-1, Class 1M2, 0.742s, 2035	3,638,097	3,283,525

WAMU Mortgage Pass-Through Certificates
FRB Ser. 05-AR11, Class A1C3, 0.662s, 2045	4,488,946	3,939,050
FRB Ser. 05-AR19, Class A1C3, 0.652s, 2045	11,579,273	9,958,175
FRB Ser. 2004-AR13, Class A1B2, 0.642s, 2034	11,262,225	10,473,870
FRB Ser. 05-AR11, Class A1B2, 0.602s, 2045	4,692,113	4,105,599
FRB Ser. 05-AR13, Class A1C4, 0.582s, 2045	19,086,420	16,271,173
FRB Ser. 05-AR17, Class A1B2, 0.562s, 2045	6,360,301	5,597,065
FRB Ser. 05-AR11, Class A1B3, 0.552s, 2045	8,357,888	7,313,152
FRB Ser. 05-AR8, Class 2AC3, 0.542s, 2045	4,927,119	4,335,864
FRB Ser. 2005-AR17, Class A1B3, 0.502s, 2045	1,892,392	1,662,940

		82,207,423

		$606,829,002
Total mortgage-backed securities (cost $556,580,244)

CORPORATE BONDS AND NOTES (25.9%)*	Principal amount	Value

Basic materials (1.4%)
Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$571,000	$565,290

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	835,000	914,325

CF Industries, Inc. company guaranty sr. unsec. notes
5 3/8s, 2044	1,728,000	1,813,356

CF Industries, Inc. company guaranty sr. unsec. notes
5.15s, 2034	1,170,000	1,224,685

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	112,000	134,968

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	355,000	341,345

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	1,245,000	1,254,704

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	300,000	347,530

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	470,000	626,873

Glencore Funding, LLC 144A company guaranty sr. unsec.
unsub. notes 4 5/8s, 2024	610,000	611,315

International Paper Co. sr. unsec. notes 8.7s, 2038	510,000	752,667

International Paper Co. sr. unsec. notes 7.95s, 2018	1,400,000	1,719,012

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	640,000	654,859

Mosaic Co. (The) sr. unsec. unsub. notes 5 5/8s, 2043	110,000	120,147

Mosaic Co. (The) sr. unsec. unsub. notes 5.45s, 2033	45,000	48,965

Packaging Corp. of America sr. unsec. unsub. notes 4 1/2s, 2023	215,000	226,409

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	945,000	957,295

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	1,130,000	1,381,414

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes
4.45s, 2019	393,000	425,127

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	1,080,000	1,256,964

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	135,000	158,382

24 Income Fund

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Basic materials cont.
Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	$1,470,000	$1,833,108

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R	1,385,000	1,811,263

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
notes 6s, 2041 (Canada)	590,000	623,576

19,803,579
Capital goods (0.6%)
B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022	1,085,000	1,122,975

Crown Americas, LLC/Crown Americas Capital Corp.
IV company guaranty sr. unsec. notes 4 1/2s, 2023	450,000	429,750

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)	1,393,000	1,880,612

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	435,000	546,040

Republic Services, Inc. company guaranty sr. unsec.
notes 5.7s, 2041	595,000	693,371

Republic Services, Inc. company guaranty sr. unsec.
notes 3.8s, 2018	720,000	770,469

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	660,000	755,515

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	122,075

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	560,000	565,677

Waste Management, Inc. company guaranty sr. unsec. notes
7 3/4s, 2032	995,000	1,391,319

8,277,803
Communication services (3.2%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	880,000	1,007,343

America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	670,000	688,244

American Tower Corp. sr. unsec. notes 7s, 2017 R	1,210,000	1,408,036

American Tower Corp. sr. unsec. unsub. notes 3.4s, 2019 R	135,000	139,202

CC Holdings GS V, LLC/Crown Castle GS III Corp. company
guaranty sr. notes 3.849s, 2023	1,415,000	1,388,839

CenturyLink, Inc. sr. unsec. unsub. notes Ser. G, 6 7/8s, 2028	2,025,000	2,025,000

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	700,000	880,425

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	1,915,000	2,123,341

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	800,000	931,500

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	845,000	1,060,620

Orange SA sr. unsec. unsub. notes 5 3/8s, 2019 (France)	880,000	997,008

Orange SA sr. unsec. unsub. notes 4 1/8s, 2021 (France)	886,000	932,330

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	1,394,000	1,581,111

Rogers Communications, Inc. company guaranty notes 6.8s,
2018 (Canada)	610,000	726,943

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	425,000	405,024

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	2,425,000	2,601,710

SES SA 144A company guaranty sr. unsec. notes 5.3s,
2043 (France)	920,000	951,982

TCI Communications, Inc. sr. unsec. unsub. notes 7 7/8s, 2026	2,435,000	3,241,275

Income Fund 25

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Communication services cont.
Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	$621,000	$624,726

Telefonica Emisiones SAU company guaranty sr. unsec. notes
5.462s, 2021 (Spain)	1,845,000	2,077,394

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	192,000	200,809

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	850,000	880,937

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,593,000	2,116,812

Time Warner Cable, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	355,000	421,741

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 8 3/4s, 2019	800,000	1,024,487

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	350,000	443,490

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2041	85,000	93,690

Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2033	449,000	648,761

Time Warner Entertainment Co. LP company guaranty sr. unsec.
bonds 8 3/8s, 2023	1,119,000	1,502,259

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	985,000	1,188,880

Verizon Communications, Inc. sr. unsec. unsub. notes 5.9s, 2054	127,000	3,180,173

Verizon Communications, Inc. sr. unsec. unsub. notes
5.05s, 2034	4,675,000	4,883,087

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	640,000	795,203

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	795,000	1,024,194

44,196,576
Consumer cyclicals (2.7%)
21st Century Fox America, Inc. company guaranty sr. unsec.
debs. 7 3/4s, 2024	870,000	1,095,999

21st Century Fox America, Inc. company guaranty sr. unsec.
notes 7.85s, 2039	1,065,000	1,465,064

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. debs. 7 3/4s, 2045	790,000	1,108,587

21st Century Fox America, Inc. company guaranty sr. unsec.
unsub. notes 6.2s, 2034	675,000	801,651

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	645,000	741,750

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	2,400,000	3,208,877

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	1,195,000	1,272,675

Dollar General Corp. sr. unsec. notes 3 1/4s, 2023	1,820,000	1,718,477

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	950,000	1,053,513

Ford Motor Co. sr. unsec. unsub. notes 7.45s, 2031	2,591,000	3,381,001

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	350,000	465,309

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	2,760,000	2,926,254

26 Income Fund

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 3 1/4s, 2018	$661,000	$667,610

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 2 3/4s, 2016	944,000	958,160

GLP Capital LP/GLP Financing II, Inc. 144A company guaranty
sr. unsec. notes 4 3/8s, 2018	130,000	134,550

Grupo Televisa, S.A.B. sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)	510,000	606,794

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023	675,000	927,509

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R	266,000	304,378

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R	124,000	136,236

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023	660,000	634,023

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	840,000	939,750

L Brands, Inc. sr. unsec. notes 5 5/8s, 2022	820,000	863,050

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	1,945,000	2,381,433

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6.65s, 2024	405,000	491,533

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	240,000	251,776

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	780,000	802,948

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	740,000	737,482

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	640,000	640,091

Owens Corning company guaranty sr. unsec. notes 9s, 2019	114,000	143,100

QVC, Inc. 144A company guaranty sr. notes 4.85s, 2024	1,105,000	1,122,501

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,546,394

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4.45s, 2023	250,000	255,000

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	1,305,000	1,312,033

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	520,000	533,613

36,629,121
Consumer staples (1.8%)
Altria Group, Inc. company guaranty sr. unsec. bonds 4s, 2024	694,000	704,036

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	202,000	266,651

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	384,000	509,248

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	1,313,000	2,016,542

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	1,430,000	1,528,709

Campbell Soup Co. sr. unsec. unsub. notes 8 7/8s, 2021	715,000	953,654

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	285,000	283,219

CVS Pass-Through Trust 144A sr. mtge. notes 7.507s, 2032	2,111,694	2,614,416

Delhaize Group SA company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	360,000	373,728

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	675,000	890,748

Income Fund	27

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Consumer staples cont.
ERAC USA Finance, LLC 144A company guaranty sr. unsec.
notes 7s, 2037	$360,000	$465,835

ERAC USA Finance, LLC 144A sr. unsec. notes 4 1/2s, 2021	2,235,000	2,392,619

Kerry Group Financial Services 144A company guaranty sr.
unsec. notes 3.2s, 2023 (Ireland)	1,300,000	1,219,019

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,939,794

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	869,190

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037	530,000	676,138

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	925,812

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	610,000	653,131

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	630,000	674,518

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	1,370,000	1,406,108

24,363,115
Energy (1.8%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021	602,000	641,130

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	2,880,000	3,836,457

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	200,000	209,202

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	620,000	683,670

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4 1/2s, 2023	450,000	471,938

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	837,099

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	885,000	1,215,796

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	1,040,000	918,566

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	525,000	649,527

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	895,000	1,164,057

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	1,095,000	1,208,529

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 4 3/8s, 2023 (Brazil)	820,000	766,178

Plains Exploration & Production Co. company guaranty sr.
unsec. notes 6 3/4s, 2022	1,680,000	1,875,300

Plains Exploration & Production Co. company guaranty sr.
unsec. unsub. notes 6 7/8s, 2023	200,000	224,000

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	2,160,000	3,153,840

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,033,575

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	240,000	267,693

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	135,000	154,301

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	798,469

28 Income Fund

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Energy cont.
Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	$1,900,000	$2,127,939

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	205,000	246,592

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	240,000	273,489

Weatherford International, Ltd. of Bermuda company guaranty
notes 6 1/2s, 2036 (Bermuda)	82,000	95,698

Weatherford International, Ltd. of Bermuda company guaranty
sr. unsec. notes 9 5/8s, 2019 (Bermuda)	584,000	766,268

Williams Partners LP sr. unsec. notes 5.4s, 2044	901,000	943,225

Williams Partners LP sr. unsec. notes 4.3s, 2024	919,000	935,364

25,497,902
Financials (9.8%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	3,245,000	3,484,968

Aflac, Inc. sr. unsec. notes 6.9s, 2039	1,725,000	2,292,761

Aflac, Inc. sr. unsec. notes 6.45s, 2040	675,000	852,042

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2058	2,574,000	3,442,725

Aon PLC company guaranty sr. unsec. unsub. notes 4 1/4s, 2042	3,255,000	3,054,619

ARC Properties Operating Partnership LP/Clark Acquisition, LLC
144A company guaranty sr. unsec. unsub. notes 4.6s, 2024 R	1,890,000	1,919,395

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	1,764,000	2,093,653

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	1,485,000	1,730,193

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	1,630,000	1,747,360

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	1,000,000	996,450

Banco do Brasil SA 144A unsec. sub. notes 5 7/8s, 2022 (Brazil)	1,965,000	2,013,445

Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,586,898

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	996,829

Barclays Bank PLC jr. sub. stock FRB bonds 6.278s, perpetual
maturity (United Kingdom)	1,200,000	1,215,023

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	1,818,000	2,468,444

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRB bonds 5.919s, perpetual maturity (Spain)	1,135,000	1,157,700

Bear Stearns Cos., Inc. (The) sr. unsec. notes 6.4s, 2017	1,020,000	1,177,584

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes
7 1/4s, 2018	1,685,000	2,004,056

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	2,065,000	2,010,722

BPCE SA 144A unsec. sub. notes 5.7s, 2023 (France)	265,000	280,606

BPCE SA 144A unsec. sub. notes 5.15s, 2024 (France)	460,000	466,724

Capital One Bank USA NA unsec. sub. notes 3 3/8s, 2023	1,260,000	1,244,599

CBL & Associates LP company guaranty sr. unsec. unsub. notes
5 1/4s, 2023 R	415,000	432,464

Citigroup, Inc. sr. unsec. notes 8 1/2s, 2019	100,000	127,407

Citigroup, Inc. sr. unsec. sub. FRN notes 0.505s, 2016	1,961,000	1,941,612

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	580,000	672,143

Income Fund 29

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Financials cont.
CNA Financial Corp. sr. unsec. unsub. notes 3.95s, 2024	$650,000	$663,637

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	545,000	636,288

Commonwealth Bank of Australia 144A sr. unsec. notes 5s,
2019 (Australia)	510,000	572,290

Credit Suisse Group AG 144A jr. unsec. sub. FRN notes 7 1/2s,
perpetual maturity (Switzerland)	539,000	586,163

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	1,715,000	2,144,784

Duke Realty LP company guaranty sr. unsec. notes
6 3/4s, 2020 R	800,000	942,189

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	390,000	445,291

EPR Properties unsec. notes 5 1/4s, 2023 R	1,150,000	1,186,493

Fifth Third Bancorp jr. unsec. sub. FRB bonds 5.1s,
perpetual maturity	626,000	579,050

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	2,781,000	3,079,958

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	300,000	390,931

Genworth Holdings, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	1,075,000	1,343,268

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,141,167

Goldman Sachs Group, Inc. (The) sr. unsec. notes 6.15s, 2018	595,000	681,746

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	950,000	1,093,876

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	3,548,000	4,564,300

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	435,000	495,430

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	3,260,000	3,478,779

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	825,000	823,878

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	928,539

HSBC Bank USA, NA unsec. sub. notes 7s, 2039	2,000,000	2,614,652

HSBC Capital Funding LP 144A bank guaranty jr. unsec. sub.
FRB bonds 10.176s, perpetual maturity (Jersey)	4,560,000	6,657,600

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	955,000	966,938

ING Bank NV 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,705,000	1,859,790

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	895,000	986,738

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	1,149,000	1,186,343

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	404,000	460,611

JPMorgan Chase Bank, NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,489,544

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	130,000	147,875

Liberty Mutual Group, Inc. 144A notes 6 1/2s, 2035	1,715,000	2,033,139

Lloyds Banking Group PLC jr. unsec. sub. FRB bonds 7 1/2s,
perpetual maturity (United Kingdom)	1,846,000	1,929,070

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	2,305,000	3,550,417

Metropolitan Life Global Funding I 144A notes 3s, 2023	715,000	693,519

Metrpolitan Life Insurance Co. 144A unsec. sub. notes 7.8s, 2025	3,000,000	3,815,970

Mid-America Apartments LP sr. unsec. notes 4.3s, 2023 R	150,000	153,772

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	970,000	1,073,908

30 Income Fund

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Financials cont.
MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	$1,090,000	$1,185,375

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	500,000	515,889

Nationwide Mutual Insurance Co. 144A notes 9 3/8s, 2039	85,000	130,441

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	5,160,000	5,484,048

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	1,042,535

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,799,585

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	357,000	378,149

Prudential Financial, Inc. sr. unsec. notes 6 5/8s, 2040	1,135,000	1,471,801

Prudential Holdings, LLC sr. FRN notes Ser. AGM, 1.11s, 2017	137,143	136,034

Rabobank Nederland 144A jr. unsec. sub. FRN notes 11s,
perpetual maturity (Netherlands)	1,255,000	1,672,288

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	455,000	481,680

Royal Bank of Scotland Group PLC unsec. sub. notes 6.1s, 2023
(United Kingdom)	1,107,000	1,171,208

Royal Bank of Scotland Group PLC unsec. sub. notes 6s, 2023
(United Kingdom)	358,000	373,992

Royal Bank of Scotland PLC (The) unsec. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	2,640,000	3,092,100

Santander Issuances SAU 144A bank guaranty unsec. sub. notes
5.911s, 2016 (Spain)	2,600,000	2,753,796

Santander UK PLC 144A unsec. sub. notes 5s, 2023
(United Kingdom)	565,000	591,204

SL Green Realty Corp./SL Green Operating Partnership/
Reckson Operating Partnership sr. unsec. unsub.
notes 5s, 2018 R	1,185,000	1,286,841

Societe Generale SA 144A jr. unsec. sub. FRB bonds 7 7/8s,
perpetual maturity (France)	460,000	478,975

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	2,835,000	2,749,403

Sumitomo Mitsui Financial Group, Inc. 144A unsec. sub. bonds
4.436s, 2024 (Japan)	2,380,000	2,414,948

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	645,000	754,920

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	889,000	1,178,230

Travelers Property Casualty Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	975,000	1,317,511

Wachovia Bank NA sr. unsec. sub. notes 6.6s, 2038	250,000	333,514

WEA Finance, LLC 144A company guaranty sr. notes
7 1/8s, 2018	1,070,000	1,272,471

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	810,000	980,573

Willis Group Holdings PLC company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	750,000	832,890

WP Carey, Inc. sr. unsec. unsub. notes 4.6s, 2024	2,990,000	3,057,218

135,745,984
Health care (0.5%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	2,181,984

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019	356,000	387,150

Income Fund	31

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Health care cont.
Fresenius Medical Care US Finance, Inc. 144A company
guaranty sr. notes 5 3/4s, 2021	$839,000	$893,535

Mylan, Inc./PA company guaranty sr. unsec. notes 2.6s, 2018	375,000	380,290

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	1,045,000	1,249,595

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	244,000	263,258

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	975,000	1,001,551

WellPoint, Inc. sr. unsec. unsub. notes 4 5/8s, 2042	665,000	661,299

7,018,662
Technology (0.5%)
Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	1,232,000	1,119,280

Apple, Inc. sr. unsec. unsub. notes 3.45s, 2024	2,578,000	2,584,986

Apple, Inc. sr. unsec. unsub. notes 2.1s, 2019	395,000	396,296

Brocade Communications Systems, Inc. company guaranty sr.
notes 6 7/8s, 2020	580,000	620,600

Fidelity National Information Services, Inc. company guaranty sr.
unsec. unsub. notes 5s, 2022	1,075,000	1,125,401

Jabil Circuit, Inc. sr. unsec. notes 8 1/4s, 2018	425,000	506,813

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	820,000	822,050

Transportation (0.4%)		7,175,426
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	1,520,000	1,703,990

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	624,058	672,422

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	232,032	249,434

Kansas City Southern de Mexico SA de CV sr. unsec. unsub.
notes 2.35s, 2020	154,000	146,218

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	286,000	265,487

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	1,115,000	1,310,070

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	190,202	218,256

Union Pacific Railroad Co. 2004 Pass Through Trust 144A sr.
bonds 5.214s, 2014	390,000	396,133

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	419,490	461,439

5,423,449
Utilities and power (3.2%)
Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	669,731

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	390,000	402,442

Beaver Valley Funding Corp. sr. bonds 9s, 2017	142,000	149,599

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	980,000	1,070,272

CMS Energy Corp. sr. unsec. notes 8 3/4s, 2019	2,280,000	2,922,926

Commonwealth Edison Co. sr. mtge. bonds 5 7/8s, 2033	480,000	576,512

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	710,000	692,790

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	725,000	724,701

32 Income Fund

CORPORATE BONDS AND NOTES (25.9%)* cont.	Principal amount	Value

Utilities and power cont.
EDP Finance BV 144A sr. unsec. notes 5 1/4s,
2021 (Netherlands)	$845,000	$879,576

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	1,940,000	2,104,900

El Paso Natural Gas Co., LLC sr. unsec. unsub. bonds
8 3/8s, 2032	830,000	1,118,766

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	750,000	870,782

Electricite de France (EDF) 144A jr. unsec. sub. FRN notes
5 5/8s, perpetual maturity (France)	1,130,000	1,159,663

Electricite de France (EDF) 144A sr. unsec. notes 6.95s,
2039 (France)	970,000	1,262,028

Electricite de France (EDF) 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	2,895,000	2,945,663

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	695,000	768,086

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	2,265,000	2,630,940

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	780,000	854,893

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	1,220,000	1,238,498

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	510,000	613,265

ITC Holdings Corp. 144A notes 5 7/8s, 2016	890,000	973,830

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	369,263

Kansas Gas and Electric Co. bonds 5.647s, 2021	455,188	488,506

Kinder Morgan Energy Partners LP sr. unsec. unsub. notes
3 1/2s, 2021	1,455,000	1,451,637

Kinder Morgan, Inc./DE 144A sr. notes 5s, 2021	89,000	88,778

Korea Gas Corp. 144A sr. unsec. unsub. notes 6 1/4s, 2042
(South Korea)	1,285,000	1,598,496

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,221,541

MidAmerican Energy Holdings Co. sr. unsec. bonds 6 1/2s, 2037	410,000	523,514

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	360,000	462,945

Oncor Electric Delivery Co., LLC sr. notes 4.1s, 2022	1,455,000	1,542,406

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	367,049

Pacific Gas & Electric Co. sr. unsub. notes 5.8s, 2037	785,000	924,313

PacifiCorp sr. mtge. bonds 6 1/4s, 2037	460,000	593,208

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	885,000	958,243

PPL WEM Holdings, Ltd. 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	3,220,000	3,549,947

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	340,000	392,711

Texas-New Mexico Power Co. 144A 1st mtge. bonds Ser. A,
9 1/2s, 2019	2,840,000	3,649,060

West Penn Power Co. 144A sr. bonds 5.95s, 2017	830,000	942,290

		43,753,770

Total corporate bonds and notes (cost $330,076,410)		$357,885,387

Income Fund 33

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (25.6%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (5.2%)
Government National Mortgage Association Pass-Through Certificates
5s, July 20, 2041	$6,828,257	$7,542,823
5s, TBA, May 1, 2044	2,000,000	2,193,750
4 1/2s, TBA, May 1, 2044	14,000,000	15,179,063
4s, TBA, May 1, 2044	32,000,000	33,870,000
3 1/2s, TBA, May 1, 2044	12,000,000	12,345,937

71,131,573
U.S. Government Agency Mortgage Obligations (20.4%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
3s, with due dates from January 1, 2043 to June 1, 2043	6,556,180	6,346,177

Federal National Mortgage Association Pass-Through Certificates
7s, January 1, 2017	1,532	1,565
6s, TBA, May 1, 2044	10,000,000	11,170,312
4 1/2s, with due dates from May 1, 2041 to January 1, 2044	18,840,936	20,297,763
4 1/2s, TBA, May 1, 2044	41,000,000	44,017,346
4s, with due dates from June 1, 2042 to November 1, 2042	46,405,178	48,437,218
4s, TBA, May 1, 2044	52,000,000	54,478,122
3 1/2s, TBA, May 1, 2044	23,000,000	23,357,579
3s, with due dates from January 1, 2043 to August 1, 2043	25,185,506	24,443,285
3s, TBA, May 1, 2044	51,000,000	49,721,017

		282,270,384

		$353,401,957
Total U.S. government and agency mortgage obligations (cost $353,876,117)

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020	$429,000	$426,294

Total U.S. treasury obligations (cost $428,752)		$426,294

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34	$770,000	$1,064,179

IL State G.O. Bonds, 4.421s, 1/1/15	410,000	419,947

North TX, Tollway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49	675,000	916,475

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40	845,000	933,641

Total municipal bonds and notes (cost $2,705,117)		$3,334,242

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/May-24	May-14/2.785	$108,129,800	$536,324

(2.785)/3 month USD-LIBOR-BBA/May-24	May-14/2.785	108,129,800	291,950

Credit Suisse International
2.79/3 month USD-LIBOR-BBA/May-24	May-14/2.79	72,086,600	377,734

(2.79)/3 month USD-LIBOR-BBA/May-24	May-14/2.79	72,086,600	182,379

34 Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.2%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

Deutsche Bank AG
2.78/3 month USD-LIBOR-BBA/May-24	May-14/2.78	$43,251,900	$202,851

(2.78)/3 month USD-LIBOR-BBA/May-24	May-14/2.78	43,251,900	124,998

Goldman Sachs International
2.78375/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	72,086,600	352,503

(2.78375)/3 month USD-LIBOR-BBA/May-24	May-14/2.78375	72,086,600	198,238

Total purchased swap options outstanding (cost $3,717,504)			$2,266,977

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/$101.19	$33,000,000	$328,350

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.75	33,000,000	261,360

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/101.00	26,000,000	234,780

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.56	26,000,000	186,160

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.38	26,000,000	167,960

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.19	26,000,000	151,320

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jul-14/100.00	26,000,000	136,240

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.59	32,000,000	118,720

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	Jun-14/100.34	32,000,000	96,640

Federal National Mortgage Association 30 yr 3.5s TBA
commitments (Put)	May-14/100.00	27,000,000	2,160

Total purchased options outstanding (cost $2,775,196)			$1,683,690

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.1%)*	Principal amount		Value

Korea Development Bank sr. unsec. unsub. notes 4s, 2016
(South Korea)		$800,000	$850,408

Total foreign government and agency bonds and notes (cost $798,222)			$850,408

Income Fund 35

SHORT-TERM INVESTMENTS (22.1%)*	Principal amount/shares	Value

Putnam Short Term Investment Fund 0.06% L	238,333,507	$238,333,507

Putnam Money Market Liquidity Fund 0.05% L	34,757,422	34,757,422

SSgA Prime Money Market Fund zero % P	840,000	840,000

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.13%, August 21, 2014 # Δ §	$16,473,000	16,471,468

U.S. Treasury Bills with an effective yield of 0.11%,
July 24, 2014 # Δ §	1,522,000	1,521,947

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, May 29, 2014 Δ	13,319,000	13,318,103

Total short-term investments (cost $305,238,292)		$305,242,447

TOTAL INVESTMENTS

Total investments (cost $1,556,195,854)		$1,631,920,404

Key to holding’s abbreviations

BKNT  Bank Note

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

IFB Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO Interest Only

MTN Medium Term Notes

PO Principal Only

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2013 through April 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,380,560,942.

† Non-income-producing security.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

Δ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

 F Security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

 L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

  P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

  R Real Estate Investment Trust.

36 Income Fund

At the close of the reporting period, the fund maintained liquid assets totaling $310,746,205 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Dollar 90 day (Short)	1,022	$253,532,650	Sep-15	$52,095

U.S. Treasury Bond 30 yr (Long)	38	5,127,625	Jun-14	136,490

U.S. Treasury Bond Ultra
30 yr (Short)	33	4,860,281	Jun-14	(69,156)

U.S. Treasury Note 5 yr (Short)	164	19,590,313	Jun-14	12,071

U.S. Treasury Note 10 yr (Long)	451	$56,114,266	Jun-14	209,096

Total				$340,596

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/14 (premiums $5,160,767) (Unaudited)
Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	$83,659,200	$565,536

Goldman Sachs International
2.95/3 month USD-LIBOR-BBA/May-24	May-14/2.95	25,000,000	35,500

(2.95)/3 month USD-LIBOR-BBA/May-24	May-14/2.95	25,000,000	417,000

JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	41,829,600	287,370

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	21,202,000	3,711,940

Total			$5,017,346

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $2,405,313) (Unaudited)
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/$100.19	$33,000,000	$192,060

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.00	52,000,000	151,320

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.75	33,000,000	149,820

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/100.00	26,000,000	136,240

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.19	33,000,000	107,580

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.56	26,000,000	105,820

Income Fund	37

WRITTEN OPTIONS OUTSTANDING at 4/30/14 (premiums $2,405,313) (Unaudited) cont.
	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/$99.38	$26,000,000	$94,640

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/99.19	26,000,000	84,760

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.75	33,000,000	82,500

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.56	26,000,000	57,980

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.38	26,000,000	51,480

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.19	26,000,000	46,020

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jul-14/98.00	26,000,000	40,820

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/99.59	32,000,000	50,240

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/99.34	32,000,000	40,000

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/98.59	32,000,000	19,840

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	Jun-14/98.34	32,000,000	15,680

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/98.00	27,000,000	27

Federal National Mortgage Association
30 yr 3.5s TBA commitments (Put)	May-14/99.00	27,000,000	27

Total			$1,426,854

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
Counterparty			Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	appreciation/
Floating rate index/Maturity date	date/strike	amount	(depreciation)

Bank of America N.A.
2.90/3 month USD-LIBOR-BBA/
May-24 (Written)	May-14/2.90	$50,000,000	$108,500

(2.90)/3 month USD-LIBOR-BBA/
May-24 (Written)	May-14/2.90	50,000,000	(211,000)

Goldman Sachs International
2.60/3 month USD-LIBOR-BBA/
May-24 (Purchased)	May-14/2.60	136,625,400	(47,819)

JPMorgan Chase Bank N.A.
(5.00 Floor)/3 month USD-LIBOR-BBA/
Mar-21 (Written)	Mar-21/5.00	1,000,000	(1,294)

Total			$(151,613)

38 Income Fund

TBA SALE COMMITMENTS OUTSTANDING at 4/30/14 (proceeds receivable $33,623,789) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4 1/2s,
May 1, 2044	$5,000,000	5/12/14	$5,367,969

Federal National Mortgage Association, 4s, May 1, 2044	13,000,000	5/12/14	13,619,531

Government National Mortgage Association, 4s,
May 1, 2044	14,000,000	5/20/14	14,818,125

Total			$33,805,625

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$85,714,400 E	$72,393	6/18/16	3 month USD-	0.75%	$(172,235)
			LIBOR-BBA

81,226,500 E	618,658	6/18/19	3 month USD-	2.00%	(5,650)
			LIBOR-BBA

210,077,200 E	509,529	6/18/24	3 month USD-	3.00%	(3,205,686)
			LIBOR-BBA

43,444,100 E	(494,903)	6/18/44	3 month USD-	3.75%	1,901,908
			LIBOR-BBA

15,776,300 E	(148)	5/23/19	3 month USD-	1.875%	(59,609)
			LIBOR-BBA

36,285,000	(479)	3/27/24	3 month USD-	2.87%	(510,019)
			LIBOR-BBA

27,608,500 E	(389)	5/23/24	3 month USD-	2.845%	169,734
			LIBOR-BBA

13,883,100 E	(131)	5/27/19	3 month USD-	1.885%	(53,580)
			LIBOR-BBA

21,298,000 E	(301)	5/27/24	3 month USD-	2.86%	150,574
			LIBOR-BBA

Total	$704,229				$(1,784,563)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$1,660,843	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$3,734
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,119,632	—	1/12/41	4.50% (1 month	Synthetic TRS Index	3,936
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
6,245,002	—	1/12/36	(5.50% ) 1 month	Synthetic TRS Index	(8,261)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Income Fund 39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$4,934,301	$—	1/12/40	4.50% (1 month	Synthetic MBX Index	$15,146
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,735,240	—	1/12/42	4.00% (1 month	Synthetic TRS Index	5,292
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,065,800	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(54,242)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

9,563,980	—	1/12/40	5.00% (1 month	Synthetic MBX Index	48,301
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,574,285	—	1/12/41	5.00% (1 month	Synthetic MBX Index	44,640
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

25,004,809	—	1/12/41	4.00% (1 month	Synthetic TRS Index	56,211
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

28,916,820	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(141,743)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

21,324,668	—	1/12/41	5.00% (1 month	Synthetic MBX Index	111,022
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,023,085	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,713
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,854,601	—	1/12/41	5.00% (1 month	Synthetic MBX Index	9,656
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,459,059	—	1/12/41	4.50% (1 month	Synthetic TRS Index	10,674
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,471,746	—	1/12/39	6.00% (1 month	Synthetic TRS Index	3,152
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

24,758,231	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(121,358)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

28,226,103	—	1/12/41	5.00% (1 month	Synthetic MBX Index	146,953
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

8,511,151	—	1/12/40	4.00% (1 month	Synthetic MBX Index	22,570
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

473,917	—	1/12/38	6.50% (1 month	Synthetic TRS Index	1,099
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

40 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,320,940	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$6,877
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

859,383	—	1/12/41	5.00% (1 month	Synthetic MBX Index	4,340
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

15,300,460	—	1/12/41	5.00% (1 month	Synthetic MBX Index	79,659
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

10,449,756	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(51,222)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,247,531	—	1/12/41	4.00% (1 month	Synthetic TRS Index	9,548
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,284,900	—	1/12/40	5.00% (1 month	Synthetic MBX Index	6,489
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

5,513,274	—	1/12/40	4.50% (1 month	Synthetic MBX Index	16,923
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

24,456,162	—	1/12/41	5.00% (1 month	Synthetic MBX Index	127,326
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

4,086,150	—	1/12/41	5.00% (1 month	Synthetic MBX Index	21,274
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

710,741	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,589
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

2,304,951	—	1/12/40	5.00% (1 month	Synthetic MBX Index	11,641
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

1,670,978	—	1/12/40	5.00% (1 month	Synthetic MBX Index	8,439
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

21,726,044	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(106,495)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

8,302,090	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(34,625)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

3,312,183	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(12,425)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,656,042	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(6,212)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

Income Fund	41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$1,656,042	$—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	$(6,212)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,948,456	—	1/12/41	4.50% (1 month	Synthetic TRS Index	3,720
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

3,323,220	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(12,466)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

8,632,200	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(32,382)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

3,323,022	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(12,466)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

2,904,769	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,123
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

6,900,827	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(33,826)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,198,761	—	1/12/38	6.50% (1 month	Synthetic TRS Index	9,738
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,635,603	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(24,892)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,136,407	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(136)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,197,396	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,673)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

5,696,635	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(27,923)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,816,698	—	1/12/44	3.50% (1 month	Synthetic MBX Index	11,514
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Citibank, N.A.
9,028,662	—	1/12/41	5.00% (1 month	Synthetic MBX Index	47,006
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

12,143,001	—	1/12/41	5.00% (1 month	Synthetic MBX Index	63,220
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

42 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A. cont.
$6,826,757	$—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	$(8,614)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

6,529,206	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(8,239)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

Credit Suisse International
22,122,687	—	1/12/41	4.50% (1 month	Synthetic MBX Index	74,798
			USD-LIBOR)	4.50% 30 year Ginnie
				Mae II pools

3,966,566	—	1/12/39	(5.00%) 1 month	Synthetic TRS Index	(1,729)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

4,040,744	—	1/12/43	3.50% (1 month	Synthetic TRS Index	7,385
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

4,498,516	—	1/12/43	3.00% (1 month	Synthetic MBX Index	10,986
			USD-LIBOR)	3.00% 30 year Fannie
				Mae pools

8,678,418	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(10,950)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

3,439,583	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	(4,340)
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

5,499,356	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(656)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

11,956,559	—	1/12/41	5.00% (1 month	Synthetic MBX Index	12,639
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

4,816,698	—	1/12/44	3.50% (1 month	Synthetic TRS Index	8,800
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

Goldman Sachs International
6,021,059	—	1/12/38	6.50% (1 month	Synthetic TRS Index	13,964
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

4,644,784	—	1/12/38	6.50% (1 month	Synthetic TRS Index	10,772
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

15,430,262	—	1/12/39	6.00% (1 month	Synthetic TRS Index	19,675
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

5,834,144	—	1/12/38	6.50% (1 month	Synthetic TRS Index	13,531
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Income Fund 43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$6,787,191	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$13,131
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,787,191	—	1/12/42	4.00% (1 month	Synthetic TRS Index	13,131
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

5,265,462	—	1/12/41	4.50% (1 month	Synthetic TRS Index	6,644
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

8,618,323	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(42,245)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,237,666	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(15,870)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

6,245,002	—	1/12/36	5.50% (1 month	Synthetic TRS Index	8,261
			USD-LIBOR)	5.50% 30 year Fannie
				Mae pools

801,096	—	1/12/41	4.00% (1 month	Synthetic TRS Index	1,801
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

779,380	—	1/12/41	4.50% (1 month	Synthetic TRS Index	983
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

2,622,675	—	1/12/40	4.00% (1 month	Synthetic TRS Index	5,079
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

199,557	—	1/12/39	6.00% (1 month	Synthetic TRS Index	254
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

6,137,182	—	1/12/39	6.00% (1 month	Synthetic TRS Index	7,825
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

11,806,191	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(57,871)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

437,772	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,146)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,167,261	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,722)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

2,006,267	—	1/12/38	6.50% (1 month	Synthetic TRS Index	4,653
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

6,598,600	—	1/12/38	6.50% (1 month	Synthetic TRS Index	15,304
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

44 Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$5,590,813	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$10,817
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

11,078,849	—	1/12/39	6.00% (1 month	Synthetic TRS Index	14,127
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

7,241,329	—	1/12/42	4.00% (1 month	Synthetic TRS Index	14,010
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
4,901,977	—	1/12/41	4.50% (1 month	Synthetic TRS Index	6,183
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Total	$—				$365,337

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited)
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$13,534	$198,000	5/11/63	300 bp	$13,197
Index

CMBX NA BBB–	BBB–/P	26,395	438,000	5/11/63	300 bp	25,651
Index

CMBX NA BBB–	BBB–/P	54,079	876,000	5/11/63	300 bp	52,590
Index

CMBX NA BBB–	BBB–/P	51,528	904,000	5/11/63	300 bp	49,991
Index

Barclays Bank PLC
CMBX NA BBB–	BBB–/P	88,467	798,000	5/11/63	300 bp	87,110
Index

Credit Suisse International
CMBX NA BBB–	BBB–/P	2,078	17,000	5/11/63	300 bp	2,049
Index

CMBX NA BBB–	BBB–/P	44,521	459,000	5/11/63	300 bp	43,740
Index

CMBX NA BBB–	BBB–/P	58,504	735,000	5/11/63	300 bp	57,254
Index

CMBX NA BBB–	BBB–/P	59,046	740,000	5/11/63	300 bp	57,788
Index

CMBX NA BBB–	BBB–/P	57,683	745,000	5/11/63	300 bp	56,416
Index

CMBX NA BBB–	BBB–/P	49,008	745,000	5/11/63	300 bp	47,742
Index

Income Fund 45

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/14 (Unaudited) cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB–	BBB–/P	$23,034	$757,000	5/11/63	300 bp	$21,747
Index

CMBX NA BBB–	BBB–/P	13,355	758,000	5/11/63	300 bp	12,067
Index

CMBX NA BBB–	BBB–/P	12,276	799,000	5/11/63	300 bp	10,918
Index

CMBX NA BBB–	BBB–/P	9,799	844,000	5/11/63	300 bp	8,364
Index

CMBX NA BBB–	BBB–/P	64,541	886,000	5/11/63	300 bp	63,035
Index

CMBX NA BBB–	BBB–/P	102,818	910,000	5/11/63	300 bp	101,271
Index

CMBX NA BBB–	BBB–/P	98,633	1,287,000	5/11/63	300 bp	96,445
Index

CMBX NA BBB–	BBB–/P	60,857	1,483,000	5/11/63	300 bp	58,337
Index

CMBX NA BB Index	—	(4,864)	931,000	5/11/63	(500 bp)	3,112

CMBX NA BB Index	—	(12,033)	689,000	5/11/63	(500 bp)	(6,131)

CMBX NA BB Index	—	(2,828)	310,000	5/11/63	(500 bp)	(172)

CMBX NA BB Index	—	(2,960)	309,000	5/11/63	(500 bp)	(141)

CMBX NA BB Index	—	(13,266)	684,000	5/11/63	(500 bp)	(7,407)

CMBX NA BBB–	BBB–/P	27,854	582,000	5/11/63	300 bp	26,864
Index

CMBX NA BBB–	BBB–/P	27,001	625,000	5/11/63	300 bp	25,939
Index

CMBX NA BBB–	BBB–/P	17,442	733,000	5/11/63	300 bp	16,195
Index

CMBX NA BBB–	—	(43,897)	777,000	1/17/47	(300 bp)	(24,938)
Index

CMBX NA BBB–	—	(47,283)	777,000	1/17/47	(300 bp)	(28,324)
Index

CMBX NA BBB–	—	(35,856)	764,000	1/17/47	(300 bp)	(17,215)
Index

CMBX NA BBB–	—	(44,755)	764,000	1/17/47	(300 bp)	(26,113)
Index

Goldman Sachs International
CMBX NA BB Index	—	(2,968)	309,000	5/11/63	(500 bp)	(320)

Total		$751,743				$827,061

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2014. Securities rated by Putnam are indicated by “/P.”

46 Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Corporate bonds and notes	$—	$357,885,387	$—

Foreign government and agency bonds and notes	—	850,408	—

Mortgage-backed securities	—	606,829,002	—

Municipal bonds and notes	—	3,334,242	—

Purchased options outstanding	—	1,683,690	—

Purchased swap options outstanding	—	2,266,977	—

U.S. government and agency mortgage obligations	—	353,401,957	—

U.S. treasury obligations	—	426,294	—

Short-term investments	273,930,929	31,311,518	—

Totals by level	$273,930,929	$1,357,989,475	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$340,596	$—	$—

Written options outstanding	—	(1,426,854)	—

Written swap options outstanding	—	(5,017,346)	—

Forward premium swap option contracts	—	(151,613)	—

TBA sale commitments	—	(33,805,625)	—

Interest rate swap contracts	—	(2,488,792)	—

Total return swap contracts	—	365,337	—

Credit default contracts	—	75,318	—

Totals by level	$340,596	$(42,449,575)	$—

The accompanying notes are an integral part of these financial statements.

Income Fund 47

Statement of assets and liabilities 4/30/14 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,283,104,925)	$1,358,829,475
Affiliated issuers (identified cost $273,090,929) (Notes 1 and 5)	273,090,929

Interest and other receivables	11,206,139

Receivable for shares of the fund sold	6,985,547

Receivable for investments sold	7,482,675

Receivable for sales of delayed delivery securities (Note 1)	33,787,451

Receivable for variation margin (Note 1)	1,660,329

Unrealized appreciation on forward premium swap option contracts (Note 1)	108,500

Unrealized appreciation on OTC swap contracts (Note 1)	2,164,100

Premium paid on OTC swap contracts (Note 1)	210,710

Prepaid assets	72,583

Total assets	1,695,598,438

LIABILITIES

Payable to custodian	4,524,651

Payable for investments purchased	9,172,084

Payable for purchases of delayed delivery securities (Note 1)	250,476,661

Payable for shares of the fund repurchased	3,289,245

Payable for compensation of Manager (Note 2)	437,065

Payable for custodian fees (Note 2)	22,796

Payable for investor servicing fees (Note 2)	158,344

Payable for Trustee compensation and expenses (Note 2)	414,527

Payable for administrative services (Note 2)	4,150

Payable for distribution fees (Note 2)	362,517

Payable for variation margin (Note 1)	2,594,854

Unrealized depreciation on OTC swap contracts (Note 1)	971,702

Premium received on OTC swap contracts (Note 1)	962,453

Unrealized depreciation on forward premium swap option contracts (Note 1)	260,113

Written options outstanding, at value (premiums $7,566,080) (Notes 1 and 3)	6,444,200

TBA sale commitments, at value (proceeds receivable $33,623,789) (Note 1)	33,805,625

Collateral on certain derivative contracts, at value (Note 1)	840,000

Other accrued expenses	296,509

Total liabilities	315,037,496

Net assets	$1,380,560,942

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,463,878,225

Undistributed net investment income (Note 1)	26,838,099

Accumulated net realized loss on investments (Note 1)	(186,416,794)

Net unrealized appreciation of investments	76,261,412

Total — Representing net assets applicable to capital shares outstanding	$1,380,560,942

(Continued on next page)

48 Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($851,688,507 divided by 116,249,041 shares)	$7.33

Offering price per class A share (100/96.00 of $7.33)*	$7.64

Net asset value and offering price per class B share ($32,708,856 divided by 4,508,066 shares)**	$7.26

Net asset value and offering price per class C share ($133,243,494 divided by 18,321,491 shares)**	$7.27

Net asset value and redemption price per class M share
($121,588,350 divided by 16,965,814 shares)	$7.17

Offering price per class M share (100/96.75 of $7.17)†	$7.41

Net asset value, offering price and redemption price per class R share
($10,643,372 divided by 1,462,191 shares)	$7.28

Net asset value, offering price and redemption price per class R5 share
($3,460,016 divided by 466,677 shares)	$7.41

Net asset value, offering price and redemption price per class R6 share
($23,149,000 divided by 3,118,511 shares)	$7.42

Net asset value, offering price and redemption price per class Y share
($204,079,347 divided by 27,494,647 shares)	$7.42

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Income Fund 49

Statement of operations Six months ended 4/30/14 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $58,401 from investments in affiliated issuers) (Note 5)	$30,146,465

Total investment income	30,146,465

EXPENSES

Compensation of Manager (Note 2)	2,478,736

Investor servicing fees (Note 2)	927,018

Custodian fees (Note 2)	42,582

Trustee compensation and expenses (Note 2)	45,384

Distribution fees (Note 2)	2,128,160

Administrative services (Note 2)	18,963

Other	348,069

Total expenses	5,988,912

Expense reduction (Note 2)	(1,877)

Net expenses	5,987,035

Net investment income	24,159,430

Net realized gain on investments (Notes 1 and 3)	3,182,802

Net realized loss on swap contracts (Note 1)	(8,348,894)

Net realized loss on futures contracts (Note 1)	(1,254,639)

Net realized gain on written options (Notes 1 and 3)	5,953,826

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	30,112,602

Net gain on investments	29,645,697

Net increase in net assets resulting from operations	$53,805,127

The accompanying notes are an integral part of these financial statements.

50 Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/14*	Year ended 10/31/13

Operations:
Net investment income	$24,159,430	$53,257,626

Net realized gain (loss) on investments	(466,905)	40,513,901

Net unrealized appreciation (depreciation) of investments	30,112,602	(66,475,663)

Net increase in net assets resulting from operations	53,805,127	27,295,864

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(19,845,035)	(27,142,179)

Class B	(710,503)	(976,648)

Class C	(2,794,118)	(3,872,863)

Class M	(2,949,772)	(4,276,503)

Class R	(215,686)	(213,023)

Class R5	(59,052)	(373)

Class R6	(425,616)	(131,370)

Class Y	(4,005,158)	(5,975,551)

Increase (decrease) from capital share transactions (Note 4)	129,910,790	(193,294,019)

Total increase (decrease) in net assets	152,710,977	(208,586,665)

NET ASSETS

Beginning of period	1,227,849,965	1,436,436,630

End of period (including undistributed net investment
income of $26,838,099 and $33,683,609, respectively)	$1,380,560,942	$1,227,849,965

* Unaudited

The accompanying notes are an integral part of these financial statements.

Income Fund	51

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class A
April 30, 2014**	$7.20	.14	.17	.31	(.18)	(.18)	—	—	$7.33	4.38*	$851,689	.43*	1.94*	124*
October 31, 2013	7.27	.29	(.12)	.17	(.24)	(.24)	—	—	7.20	2.31	783,735.87		4.03	267
October 31, 2012	6.84	.21	.43	.64	(.21)	(.21)	—	—	7.27	9.59	878,866.86		3.02	204
October 31, 2011	6.86	.28	.05	.33	(.35)	(.35)	—	— [e,f]	6.84	4.95	843,019.86		4.02	339
October 31, 2010	6.61	.43	.31	.74	(.49)	(.49)	— [f]	— [f,g]	6.86	11.45	855,659	.88 [h,i]	6.38 [h]	112
October 31, 2009	5.35	.29	1.44	1.73	(.47)	(.47)	— [f]	—	6.61	34.44	667,144	1.68 [h,j]	5.12 [h]	331

Class B
April 30, 2014**	$7.13	.11	.17	.28	(.15)	(.15)	—	—	$7.26	4.03*	$32,709	.80*	1.58*	124*
October 31, 2013	7.20	.23	(.12)	.11	(.18)	(.18)	—	—	7.13	1.58	34,514	1.62	3.28	267
October 31, 2012	6.78	.16	.42	.58	(.16)	(.16)	—	—	7.20	8.75	41,215	1.61	2.27	204
October 31, 2011	6.80	.22	.06	.28	(.30)	(.30)	—	— [e,f]	6.78	4.22	39,859	1.61	3.29	339
October 31, 2010	6.56	.39	.28	.67	(.43)	(.43)	— [f]	— [f,g]	6.80	10.54	43,205	1.63 [h,i]	5.82 [h]	112
October 31, 2009	5.32	.24	1.43	1.67	(.43)	(.43)	— [f]	—	6.56	33.21	45,772	2.43 [h,j]	4.31 [h]	331

Class C
April 30, 2014**	$7.15	.11	.16	.27	(.15)	(.15)	—	—	$7.27	3.89*	$133,243	.80*	1.58*	124*
October 31, 2013	7.22	.24	(.13)	.11	(.18)	(.18)	—	—	7.15	1.58	133,269	1.62	3.28	267
October 31, 2012	6.80	.16	.42	.58	(.16)	(.16)	—	—	7.22	8.72	166,407	1.61	2.27	204
October 31, 2011	6.82	.22	.06	.28	(.30)	(.30)	—	— [e,f]	6.80	4.21	169,692	1.61	3.27	339
October 31, 2010	6.58	.35	.33	.68	(.44)	(.44)	— [f]	— [f,g]	6.82	10.57	167,237	1.63 [h,i]	5.08 [h]	112
October 31, 2009	5.33	.26	1.42	1.68	(.43)	(.43)	— [f]	—	6.58	33.40	43,310	2.43 [h,j]	4.45 [h]	331

Class M
April 30, 2014**	$7.05	.13	.16	.29	(.17)	(.17)	—	—	$7.17	4.21*	$121,588	.55*	1.83*	124*
October 31, 2013	7.12	.27	(.12)	.15	(.22)	(.22)	—	—	7.05	2.15	128,376	1.12	3.79	267
October 31, 2012	6.71	.19	.42	.61	(.20)	(.20)	—	—	7.12	9.27	151,113	1.11	2.77	204
October 31, 2011	6.74	.26	.05	.31	(.34)	(.34)	—	— [e,f]	6.71	4.66	170,347	1.11	3.82	339
October 31, 2010	6.50	.42	.29	.71	(.47)	(.47)	— [f]	— [f,g]	6.74	11.28	222,916	1.13 [h,i]	6.23 [h]	112
October 31, 2009	5.28	.27	1.41	1.68	(.46)	(.46)	— [f]	—	6.50	33.82	194,199	1.93 [h,j]	4.83 [h]	331

Class R
April 30, 2014**	$7.16	.13	.16	.29	(.17)	(.17)	—	—	$7.28	4.16*	$10,643	.55*	1.82*	124*
October 31, 2013	7.23	.27	(.12)	.15	(.22)	(.22)	—	—	7.16	2.11	8,040	1.12	3.79	267
October 31, 2012	6.81	.19	.43	.62	(.20)	(.20)	—	—	7.23	9.26	5,265	1.11	2.77	204
October 31, 2011	6.83	.25	.07	.32	(.34)	(.34)	—	— [e,f]	6.81	4.74	4,723	1.11	3.74	339
October 31, 2010	6.59	.40	.31	.71	(.47)	(.47)	— [f]	— [f,g]	6.83	11.10	4,068	1.13 [h,i]	5.91 [h]	112
October 31, 2009	5.34	.27	1.44	1.71	(.46)	(.46)	— [f]	—	6.59	34.02	2,353	1.93 [h,j]	4.85 [h]	331

Class R5
April 30, 2014**	$7.29	.15	.16	.31	(.19)	(.19)	—	—	$7.41	4.35*	$3,460	.29*	1.99*	124*
October 31, 2013	7.35	.32	(.12)	.20	(.26)	(.26)	—	—	7.29	2.75	11.58		4.33	267
October 31, 2012†	7.11	.08	.23	.31	(.07)	(.07)	—	—	7.35	4.39*	10	.19*	1.12*	204

Class R6
April 30, 2014**	$7.29	.15	.17	.32	(.19)	(.19)	—	—	$7.42	4.49*	$23,149	.26*	2.06*	124*
October 31, 2013	7.36	.31	(.12)	.19	(.26)	(.26)	—	—	7.29	2.62	6,188.51		4.25	267
October 31, 2012†	7.11	.08	.24	.32	(.07)	(.07)	—	—	7.36	4.54*	10	.17*	1.14*	204

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

52 Income Fund	Income Fund 53

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio of
			Net realized									of expenses	net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [d]

Class Y
April 30, 2014**	$7.29	.15	.17	.32	(.19)	(.19)	—	—	$7.42	4.42*	$204,079	.30*	2.05*	124*
October 31, 2013	7.36	.31	(.13)	.18	(.25)	(.25)	—	—	7.29	2.52	133,717.62		4.30	267
October 31, 2012	6.91	.23	.45	.68	(.23)	(.23)	—	—	7.36	10.00	193,550.61		3.26	204
October 31, 2011	6.93	.29	.06	.35	(.37)	(.37)	—	— [e,f]	6.91	5.12	132,550.61		4.25	339
October 31, 2010	6.67	.46	.30	.76	(.50)	(.50)	— [f]	— [f,g]	6.93	11.73	145,681	.63 h,i	6.74 h	112
October 31, 2009	5.40	.32	1.43	1.75	(.48)	(.48)	— [f]	—	6.67	34.59	227,134	1.43 [h,j]	5.87 h	331

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2). Also excludes acquired fund fees, if any.

d Portfolio turnover excludes TBA purchase and sale commitments.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Amount represents less than $0.01 per share.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

October 31, 2010	0.03%

October 31, 2009	0.19

i Excludes the impact of a current period reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets for the period ended October 31, 2010.

j Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets for the period ended October 31, 2009.

The accompanying notes are an integral part of these financial statements.

54 Income Fund	Income Fund 55

Notes to financial statements 4/30/14 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2013 through April 30, 2014.

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide denominated in U.S. dollars, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

56 Income Fund

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/ discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premium is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Income Fund	57

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

58 Income Fund

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $987,217 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

Income Fund 59

At the close of the reporting period, the fund had a net liability position of $3,737,585 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,690,901 and may include amounts related to unsettled agreements.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. Based on market circumstances, Putnam Management will determine whether to deliver the underlying securities or to dispose of the TBA commitments prior to settlement. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

60 Income Fund

At October 31, 2013, the fund had a capital loss carryover of $173,457,392 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$6,653,400	$10,608,039	$17,261,439	*

92,884,454	N/A	92,884,454	October 31, 2016

63,311,499	N/A	63,311,499	October 31, 2017

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,568,818,533, resulting in gross unrealized appreciation and depreciation of $73,989,347 and $10,887,476, respectively, or net unrealized appreciation of $63,101,871.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,

0.500%	of the next $5 billion,	0.330%	of the next $50 billion,

0.450%	of the next $10 billion,	0.320%	of the next $100 billion and

0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

Income Fund	61

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$588,666	Class R5	1,229

Class B	24,541	Class R6	3,922

Class C	96,069	Class Y	116,485

Class M	89,525	Total	$927,018

Class R	6,581

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,877 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $809, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$991,873	Class M	301,519

Class B	165,313	Class R	22,191

Class C	647,264	Total	$2,128,160

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $47,386 and $2,735 from the sale of class A and class M shares, respectively, and received $6,569 and $885 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

62 Income Fund

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $44 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA commitments aggregated $1,334,422,029 and $1,372,121,300, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amount	premiums

Written options outstanding
at the beginning of the
reporting period	$241,365,400	$2,535,653	$—	$—

Options opened	1,318,482,800	9,664,444	1,321,000,000	5,070,938
Options exercised	(100,000,000)	(592,500)	—	—
Options expired	—	—	(180,000,000)	(330,469)
Options closed	(1,162,157,400)	(6,446,830)	(567,000,000)	(2,335,156)

Written options outstanding at
the end of the reporting period	$297,690,800	$5,160,767	$574,000,000	$2,405,313

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/14		Year ended 10/31/13

Class A	Shares	Amount	Shares	Amount

Shares sold	17,340,112	$125,637,742	20,725,283	$150,177,288

Shares issued in connection with
reinvestment of distributions	2,460,056	17,722,905	3,334,755	24,048,309

	19,800,168	143,360,647	24,060,038	174,225,597

Shares repurchased	(12,417,487)	(89,712,644)	(36,133,561)	(260,478,835)

Net increase (decrease)	7,382,681	$53,648,003	(12,073,523)	$(86,253,238)

	Six months ended 4/30/14		Year ended 10/31/13

Class B	Shares	Amount	Shares	Amount

Shares sold	254,393	$1,824,209	828,163	$5,959,446

Shares issued in connection with
reinvestment of distributions	83,910	598,499	114,704	819,305

	338,303	2,422,708	942,867	6,778,751

Shares repurchased	(670,375)	(4,798,360)	(1,826,179)	(13,066,485)

Net decrease	(332,072)	$(2,375,652)	(883,312)	$(6,287,734)

Income Fund 63

	Six months ended 4/30/14		Year ended 10/31/13

Class C	Shares	Amount	Shares	Amount

Shares sold	1,934,140	$13,909,603	2,888,515	$20,818,710

Shares issued in connection with
reinvestment of distributions	292,431	2,091,134	389,912	2,792,633

	2,226,571	16,000,737	3,278,427	23,611,343

Shares repurchased	(2,548,972)	(18,273,469)	(7,688,225)	(54,891,598)

Net decrease	(322,401)	$(2,272,732)	(4,409,798)	$(31,280,255)

	Six months ended 4/30/14		Year ended 10/31/13

Class M	Shares	Amount	Shares	Amount

Shares sold	419,513	$2,979,695	673,386	$4,797,863

Shares issued in connection with
reinvestment of distributions	40,478	285,416	54,910	387,694

	459,991	3,265,111	728,296	5,185,557

Shares repurchased	(1,712,353)	(12,074,917)	(3,731,396)	(26,426,129)

Net decrease	(1,252,362)	$(8,809,806)	(3,003,100)	$(21,240,572)

	Six months ended 4/30/14		Year ended 10/31/13

Class R	Shares	Amount	Shares	Amount

Shares sold	443,728	$3,200,085	748,244	$5,381,147

Shares issued in connection with
reinvestment of distributions	27,710	198,440	26,004	186,217

	471,438	3,398,525	774,248	5,567,364

Shares repurchased	(132,967)	(955,051)	(379,041)	(2,715,551)

Net increase	338,471	$2,443,474	395,207	$2,851,813

	Six months ended 4/30/14		Year ended 10/31/13

Class R5	Shares	Amount	Shares	Amount

Shares sold	546,114	$3,993,501	—	$—

Shares issued in connection with
reinvestment of distributions	8,074	59,052	51	373

	554,188	4,052,553	51	373

Shares repurchased	(88,982)	(653,602)	—	—

Net increase	465,206	$3,398,951	51	$373

	Six months ended 4/30/14		Year ended 10/31/13

Class R6	Shares	Amount	Shares	Amount

Shares sold	2,639,897	$19,311,717	939,717	$6,974,232

Shares issued in connection with
reinvestment of distributions	58,300	425,616	18,090	131,370

	2,698,197	19,737,333	957,807	7,105,602

Shares repurchased	(428,318)	(3,141,345)	(110,595)	(805,572)

Net increase	2,269,879	$16,595,988	847,212	$6,300,030

64 Income Fund

	Six months ended 4/30/14		Year ended 10/31/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	14,701,242	$107,992,113	13,446,440	$98,603,847

Shares issued in connection with
reinvestment of distributions	431,012	3,148,529	637,375	4,652,623

	15,132,254	111,140,642	14,083,815	103,256,470

Shares repurchased	(5,981,927)	(43,858,078)	(22,053,330)	(160,640,906)

Net increase (decrease)	9,150,327	$67,282,564	(7,969,515)	$(57,384,436)

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,511	0.32%	$11,197

Class R6	1,511	0.05	11,212

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$—	$45,139,505	$10,382,083	$2,588	$34,757,422

Putnam Short Term
Investment Fund*	27,481,533	409,377,374	198,525,400	55,813	238,333,507

Totals	$27,481,533	$454,516,879	$208,907,483	$58,401	$273,090,929

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Income Fund 65

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$208,600,000

Purchased swap option contracts (contract amount)	$476,200,000

Written TBA commitment option contracts (contract amount) (Note 3)	$406,300,000

Written swap option contracts (contract amount) (Note 3)	$345,900,000

Futures contracts (number of contracts)	2,000

Centrally cleared interest rate swap contracts (notional)	$760,600,000

OTC total return swap contracts (notional)	$687,700,000

OTC credit default contracts (notional)	$20,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$103,061	Payables	$27,743

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	8,413,006*	depreciation	12,841,011*

Total		$8,516,067		$12,868,754

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$422,413	$422,413

Interest rate contracts	332,384	(1,254,639)	(8,771,307)	$(9,693,562)

Total	$332,384	$(1,254,639)	$(8,348,894)	$(9,271,149)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$595,013	$595,013

Interest rate contracts	(1,379,058)	494,390	12,372,706	$11,488,038

Total	$(1,379,058)	$494,390	$12,967,719	$12,083,051

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, see Note 1, if any. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

66 Income Fund

	Bank of America N. A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N. A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N. A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$1,616,957	$—	$—	$—	$—	$—	$—	$1,616,957

OTC Total return swap contracts*#	7,670	813,629	—	110,226	114,608	—	173,962	6,183	—	1,226,278

OTC Credit default contracts*#	—	—	—	—	100,413	—	2,648	—	—	103,061

Futures contracts§	—	—	—	—	—	—	—	—	43,372	43,372

Forward premium swap option contracts#	108,500	—	—	—	—	—	—	—	—	108,500

Purchased swap options**#	828,274	—	—	—	560,113	327,849	550,741	—	—	2,266,977

Purchased options**#	—	—	—	—	—	—	—	1,683,690	—	1,683,690

Total Assets	$944,444	$813,629	$1,616,957	$110,226	$775,134	$327,849	$727,351	$1,689,873	$43,372	$7,048,835

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	2,594,854	—	—	—	—	—	—	2,594,854

OTC Total return swap contracts*#	—	702,559	—	16,853	17,675	—	123,854	—	—	860,941

OTC Credit default contracts*#	4,107	1,357	—	—	22,279	—	—	—	—	27,743

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	211,000	—	—	—	—	—	47,819	1,294	—	260,113

Written swap options#	565,536	—	—	—	—	—	452,500	3,999,310	—	5,017,346

Written options#	—	—	—	—	—	—	—	1,426,854	—	1,426,854

Total Liabilities	$780,643	$703,916	$2,594,854	$16,853	$39,954	$—	$624,173	$5,427,458	$—	$10,187,851

Total Financial and Derivative Net Assets	$163,801	$109,713	$(977,897)	$93,373	$735,180	$327,849	$103,178	$(3,737,585)	$43,372	$(3,139,016)

Total collateral received (pledged)##†	$163,801	$(120,988)	$—	$—	$685,427	$327,849	$103,178	$(3,569,913)	$—	$(2,410,646)

Net amount	$—	$230,701	$(977,897)	$93,373	$49,753	$—	$—	$(167,672)	$43,372	$(728,370)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

#Covered by master netting agreement. (Note 1)

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

67 Fund Income

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	116,334,970	3,367,316

Ravi Akhoury	116,336,795	3,365,491

Barbara M. Baumann	116,707,223	2,995,064

Jameson A. Baxter	116,282,294	3,419,993

Charles B. Curtis	116,214,035	3,488,252

Robert J. Darretta	116,609,827	3,092,459

Katinka Domotorffy	116,484,393	3,217,893

John A. Hill	116,246,465	3,455,822

Paul L. Joskow	116,586,182	3,116,105

Kenneth R. Leibler	116,590,561	3,111,725

Robert E. Patterson	116,571,930	3,130,356

George Putnam, III	116,650,370	3,051,916

Robert L. Reynolds	116,615,179	3,087,108

W. Thomas Stephens	116,186,127	3,516,160

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

94,382,949	2,171,058	5,587,771	17,560,508

March 27, 2014 special meeting

A proposal to adopt an Amended and Restated Declaration of Trust, with respect to which the February 27, 2014 meeting had been adjourned, was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

86,505,846	3,326,266	22,750,014	15,200,368

All tabulations are rounded to the nearest whole number.

68 Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Robert R. Leveille
	Charles B. Curtis	Vice President and
Investment Sub-Manager	Robert J. Darretta	Chief Compliance Officer
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Michael J. Higgins
London, England SW1A 1LD	Paul L. Joskow	Vice President, Treasurer,
	Kenneth R. Leibler	and Clerk
Marketing Services	Robert E. Patterson
Putnam Retail Management	George Putnam, III	Janet C. Smith
One Post Office Square	Robert L. Reynolds	Vice President,
Boston, MA 02109	W. Thomas Stephens	Principal Accounting Officer,
and Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	Susan G. Malloy
and Trust Company	President	Vice President and
Assistant Treasurer
Legal Counsel	Jonathan S. Horwitz
Ropes & Gray LLP	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
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BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA035
287954 6/14

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 26, 2014

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 26, 2014